As filed with the Securities and Exchange Commission on September 30, 2024

File No.: 333-
File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

ADVANCED SERIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

(203) 926-1888
(Area Code and Telephone Number)

655 Broad Street
Newark, New Jersey 07102

Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Andrew R. French

Secretary, Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Paulita A. Pike, Esq.
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest of the AST Core Fixed Income Portfolio, a series of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

October 30, 2024

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust (the "Trust"):

●	AST Global Bond Portfolio

●	AST High Yield Portfolio

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on December 18, 2024, at the times indicated below:

Target Portfolio	Meeting Time
AST Global Bond Portfolio	10:00 a.m. Eastern time
AST High Yield Portfolio	10:30 a.m. Eastern time

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio separately will be asked to approve a Plan of Reorganization of the relevant Target Portfolio (each, a "Plan" and collectively, the "Plans"). As more fully explained in the attached Prospectus/Proxy Statement, each Plan provides for the transfer of the applicable Target Portfolio's assets to the AST Core Fixed Income Portfolio (the "Acquiring Portfolio"), a separate series of the Trust, in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

The Reorganizations will consolidate multiple portfolios, providing an opportunity for shareholders to experience improved economies of scale. As a result of the Reorganizations, each Target Portfolio will experience a decrease in total gross and net operating expenses as well as the potential for improved performance.

It is expected that there will be no adverse tax consequences to Contract owners as a result of the Reorganizations. The Reorganizations will not cause any fees or charges under your current contract to be greater after the Reorganizations than before the Reorganizations, and the Reorganizations will not alter your rights under your contract or the obligations of the insurance company that issued the contract. If the Plan with respect to your Target Portfolio is approved and the Reorganization of your Target Portfolio is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about February 10, 2025.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the investment adviser will not move forward with any of the Reorganizations.

The Board of Trustees of the Trust (the "Board") has approved each Reorganization and recommends that you vote "FOR" the Reorganization of your Target Portfolio. Although the Board has determined that each Reorganization is in the best interest of shareholders, the final decision is yours.

The following pages include important information on the proposed Reorganizations in a question-and-answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations, which you should read carefully.

Your vote is important no matter how large or small your investment. We urge you to provide your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com.

We encourage you to send your voting instructions to the Trust prior to December 18, 2024. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of a Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

●  AST Global Bond Portfolio (the "Global Portfolio")

●  AST High Yield Portfolio (the "High Yield Portfolio")

Each portfolio listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") is a series of the Advanced Series Trust (the "Trust"). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization of one or more of the Target Portfolios, as applicable depending upon the Target Portfolio(s) in which you are a beneficial owner, into the AST Core Fixed Income Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), which is also a series of the Trust (each a "Reorganization" and collectively, the "Reorganizations"). Each Reorganization proposal has been recommended by PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS") for the relevant Target Portfolio (the "Manager"),1 and has been approved by the Board of Trustees of the Trust (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the Manager will not move forward with any of the Reorganizations and will consider other options for each Target Portfolio.

Q3. HOW WILL THE REORGANIZATIONS IMPACT FEES AND EXPENSES?

A. As discussed in further detail in the attached Prospectus/Proxy Statement, if each Reorganization is approved, it is expected the total gross and net operating expense ratios of the Combined Portfolio will be lower than the total gross and net operating expense ratios of each Target Portfolio.

Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. WHY ARE THE REORGANIZATIONS BEING PURSUED?

A. Effective December 31, 2020, Prudential Financial, Inc. ("Prudential") discontinued sales of traditional variable annuity contracts with guaranteed living benefits and restricted additional purchases into certain existing contracts. The closure of these products, coupled with industry trends impacting the platform, has resulted in limited potential sources of long-term scale and the likelihood of related expense increases for the Portfolios. The Manager's goal in making the proposals set forth in the attached Prospectus/Proxy Statement is to ensure shareholders are protected from decreasing economies of scale, providing the potential for improved performance and preserving the high-level services shareholders have come to expect.

The Reorganizations will consolidate the Target Portfolios and the Acquiring Portfolio, providing an opportunity to improve overall economies of scale. In addition, shareholders of each Target Portfolio are expected to benefit from reduced total gross and net expenses as shareholders of the Combined Portfolio following the Reorganizations. The Reorganizations also provide shareholders of the Target Portfolios with the potential for improved performance.

Q5. HOW WILL THE REORGANIZATIONS IMPACT SHAREHOLDERS?

A. Based on information available, as indicated below, the Reorganizations are expected to benefit shareholders for several reasons, including:

●	The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $5.0 billion net assets based on net assets of the Target Portfolios and Acquiring Portfolio as of June 30, 2024, providing an opportunity to improve overall economies of scale;

●	Assuming the Reorganizations had been in effect for the one-year period ended June 30, 2024, the pro forma total gross and net operating expense ratios for the Combined Portfolio would have been lower than the total gross and net operating expense ratios of each Target Portfolio, respectively; and

●	The aggregate annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $2.2 million, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024.

Please read pages [XX-XX] of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. It is expected that approximately 2.6% of the Global Portfolio's holdings and 0.05% of the High Yield Portfolio's holdings (approximately 0.37% of the Combined Portfolio's assets) will be retained in connection with the Reorganizations. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganizations to reflect those of the Target Portfolios, as further discussed below in "Information about the Reorganizations." Please see Q8 for additional information on the costs associated with the Reorganizations.

Please read pages [XX-XX] of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

1 Both PGIM Investments and ASTIS serve as investment manager for the High Yield Portfolio and Core Fixed Income Portfolio, and PGIM Investments serves as investment manager for the Global Portfolio. The term “Manager” includes both PGIM Investments and ASTIS acting as investment manager for the High Yield Portfolio and Core Fixed Income Portfolio, and PGIM Investments acting as investment manager for the Global Portfolio.

Q7. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE REORGANIZATIONS?

A. Yes. The Board determined that the Reorganizations would be in the best interests of each Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolios' and Acquiring Portfolio's contract owners and shareholders would not be diluted as a result of the Reorganizations. The Board, including a majority of the trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), voted to approve the Reorganizations.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganizations. See pages [XX-XX] of the attached Prospectus/Proxy Statement for a discussion of factors considered by the Board in approving the Reorganizations.

Q8. WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THE REORGANIZATIONS?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolios or the Acquiring Portfolio. These costs are expected to be approximately $144,966.

Each Target Portfolio will bear the transaction costs related to its Reorganization. Such transaction costs typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be approximately $333,000 (0.048% of net assets) for the Global Portfolio, and $184,000 (0.049% of net assets) for the High Yield Portfolio.

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is September 20, 2024. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q10. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a “Meeting” and collectively, the "Meetings") are scheduled to take place at the offices of the Trust on December 18, 2024, at the location and times indicated below:

Target Portfolio	Meeting Time
AST Global Bond Portfolio	10:00 a.m. Eastern time
AST High Yield Portfolio	10:30 a.m. Eastern time

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

●	Attending the Meetings to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

●	Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meetings;

●	Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings; or

●	Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings.

Q12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to be completed on or about February 10, 2025.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q16. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolios without penalty during the period within 60 days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations). Such transfer will not count towards a contract owner's allotted transfers.

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AST GLOBAL BOND PORTFOLIO, AND
AST HIGH YIELD PORTFOLIO,
EACH A SERIES OF ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2024

To the Shareholders of the AST Global Bond Portfolio and AST High Yield Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust"), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on December 18, 2024 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST Global Bond Portfolio	Global Portfolio	10:00 a.m. Eastern time
AST High Yield Portfolio	High Yield Portfolio	10:30 a.m. Eastern time

The purposes of the Meetings are as follows:

I.	For shareholders of the Global Portfolio, to approve a Plan of Reorganization of the Trust on behalf of the Global Portfolio and the AST Core Fixed Income Portfolio (the "Acquiring Portfolio"), a series of the Trust, regarding the proposed reorganization of the Global Portfolio into the Acquiring Portfolio;

II.	For shareholders of the High Yield Portfolio, to approve a Plan of Reorganization of the Trust on behalf of the High Yield Portfolio and the Acquiring Portfolio regarding the proposed reorganization of the High Yield Portfolio into the Acquiring Portfolio; and

III.	To transact such other business as may properly come before the Meetings or any adjournment thereof.

As described in more detail below, each Plan of Reorganization (each, a "Plan" and collectively, the "Plans") provides for the transfer of all of the applicable Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, each Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their applicable Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposals.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement. The Plan for each Target Portfolio is identical but for the Target Portfolio's name.

The acquisition of all of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of each Target Portfolio approve the applicable Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio and each Target Portfolio will liquidate. Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the Manager will not move forward with the Reorganizations.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on September 20, 2024, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of each Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the applicable Meeting or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s) for your Target Portfolio(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT

DATED OCTOBER 30, 2024

ADVANCED SERIES TRUST

COMBINED PROXY STATEMENT
for
AST GLOBAL BOND PORTFOLIO AND
AST HIGH YIELD PORTFOLIO,

EACH A SERIES OF ADVANCED SERIES TRUST,
and
PROSPECTUS
for
AST CORE FIXED INCOME PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Dated October 30, 2024

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of each of AST Global Bond Portfolio and AST High Yield Portfolio into AST Core Fixed Income Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed in the table below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of the Trust (each a "Plan" and collectively, the "Plans") that provides for the reorganization of the applicable Target Portfolio into the AST Core Fixed Income Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a separate series of the Trust.

Target Portfolio	Referred to Herein As
AST Global Bond Portfolio	Global Portfolio
AST High Yield Portfolio	High Yield Portfolio

As described in more detail below, each Plan provides for the transfer of all of the applicable Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of such Target Portfolio as a separate series of the Trust.

The acquisition of all of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of each Target Portfolio approve the applicable Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio and each Target Portfolio will liquidate.

The Meetings will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on December 18, 2024, at the times indicated below:

Target Portfolio	Meeting Time
AST Global Bond Portfolio	10:00 a.m. Eastern time
AST High Yield Portfolio	10:30 a.m. Eastern time

The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolios and have fixed the close of business on September 20, 2024 (the "Record Date"), as the record date for determining shareholders of each Target Portfolio entitled to notice of, and to vote at, the applicable Meeting or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the applicable Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about October 30, 2024.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders of one or more Target Portfolios do not approve a Reorganization, the Manager will not move forward with the Reorganizations.

The investment objective of the Target Portfolios and the Acquiring Portfolio are similar. The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST Global Bond Portfolio	seek to provide consistent excess returns over the Bloomberg Global Aggregate (US Dollar Hedged) Bond Index
AST High Yield Portfolio	seek maximum total return, consistent with preservation of capital and prudent investment management

Acquiring Portfolio Name	Investment Objective
AST Core Fixed Income Portfolio	seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and/or variable life insurance policies (each a "Contract," and collectively, the "Contracts") issued by life insurance companies (each, a "Participating Insurance Company," and collectively, the "Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The following documents containing additional information about the Portfolios have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Proxy Statement:

●	The Statement of Additional Information ("SAI") dated October 30, 2024 relating to this Prospectus/Proxy Statement, under file number [XX];

●	The Prospectus and Statement of Additional Information on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;

●	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-05186; and

●	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-05186.

You may request a free copy of this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, and the Prospectus and Statement of Additional Information of the Trust with respect to the Portfolios, or other documents relating to the Trust and the Portfolios without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SEC maintains a website (www.sec.gov) that contains this Prospectus/Proxy Statement, reports, and other information relating to the Trust and Portfolios that have been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

Page
10	AST Global Bond Portfolio Summary
13	AST High Yield Portfolio Summary
16	Combined Portfolio Summary
19	Information about the Reorganizations
21	Comparison of the Global Portfolio, the Acquiring Portfolio, and the Combined Portfolio
29	Comparison of the High Yield Portfolio, the Acquiring Portfolio, and the Combined Portfolio
37	Comparison of the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio
37	Management of the Target Portfolios and the Acquiring Portfolio
44	Voting Information
44	Additional Information About the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio
44	Principal Holders of Shares
46	Financial Highlights

AST GLOBAL BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Global Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Global Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the relevant Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager")1 both serve as investment managers of the Acquiring Portfolio, and PGIM Investments serves solely as the investment manager to the Global Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The section below titled "Combined Portfolio Summary" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The Global Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Global Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Global Bond Portfolio	AllianceBernstein L.P. ("AB"), Goldman Sachs Asset Management, L.P. ("GSAM")(1), and Wellington Management Company LLP ("Wellington")
AST Core Fixed Income Portfolio	PGIM Fixed Income ("PGIM FI")/PGIM Limited ("PGIML")(2), Western Asset Management Company, LLC/Western Asset Management Company Limited ("Western Asset"), Wellington and J.P. Morgan Investment Management Inc. ("J.P. Morgan")
Combined Portfolio	PGIM FI/PGIML(2), Western Asset, Wellington and J.P. Morgan

(1) Personnel of Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-subadvisory services provided the Global Portfolio.

(2) PGIM FI is a business unit of PGIM, Inc. PGIML is an indirect wholly-owned subsidiary of PGIM, Inc.

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Global Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Global Portfolio and the Acquiring Portfolio are similar. The investment objective of the Global Portfolio is to seek to provide consistent excess returns over the Bloomberg Global Aggregate (US Dollar Hedged) Bond Index. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the Global Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Each of the Global Portfolio and the Acquiring Portfolio, as a principal investment strategy, normally invests at least 80% of its assets in fixed income securities. The Global Portfolio invests primarily in global fixed income investments while the Acquiring Portfolio utilizes a core fixed-income investment approach invested predominantly in U.S. fixed income securities.

As of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers (PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan) according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

Principal Risks of the Portfolios

The principal risks associated with the Global Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, credit risk, currency risk, derivatives risk, economic and market events risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, interest rate risk, liquidity and valuation risk, prepayment and call risk, portfolio turnover risk, market and management risk, redemption risk, and regulatory risk. In addition, the Global Portfolio, but not the Acquiring Portfolio, is subject to emerging markets risk, equity securities risk, real estate risk, and sovereign debt securities risk as principal risks. The Acquiring Portfolio, but not the Global Portfolio, is subject to collateralized debt obligations (CDO) risk, equity and equity-related securities risk, exchange-traded funds (ETF) risk, and fund of funds risk as principal risks. Detailed descriptions of the principal risks associated with the Global Portfolio, and the Acquiring Portfolio are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the Global Portfolio, the Acquiring Portfolio, and the Combined Portfolio—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the Global Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio are also expected to be lower than those of the Global Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

1 Both PGIM Investments and ASTIS serve as investment manager for the Core Fixed Income Portfolio, and PGIM Investments serves as investment manager for the Global Portfolio. The term "Manager" includes both PGIM Investments and ASTIS acting as investment manager for the Core Fixed Income Portfolio, and PGIM Investments acting as investment manager for the Global Portfolio.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio are lower than the annualized total gross and net operating expense ratios of the Global Portfolio, respectively. This means that the Global Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganization.

The following tables describe the fees and expenses that owners of the Contracts may pay based on portfolio expenses as of June 30, 2024, except for expenses that have been restated as described in the fee tables, if they invest in the Global Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Global Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Global Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	Global Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.63%		0.41	%(1)	0.41%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.08%		0.02%		0.02%
Total Annual Portfolio Operating Expenses	0.96%		0.68%		0.68%
Fee Waiver and/or Expense Reimbursement	(0.06	)%(2)	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%		0.68%		0.68%

(1)   Management fees have been restated to reflect a new management fee schedule effective September 27, 2024, which lower the Acquiring Portfolio’s effective management fee.

(2)  The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2025. The Manager has also contractually agreed to waive 0.0038% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Global Portfolio so that the Global Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Global Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.90% of the Global Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Global Portfolio, Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Global Portfolio(1)	$92	$300	$525	$1,173
Acquiring Portfolio(1)	$69	$218	$379	$847
Combined Portfolio (Pro Forma Surviving)(1)	$69	$218	$379	$847

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the Global Portfolio's turnover rate was 289% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 315% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the Global Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the Global Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Global Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the Global Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the Global Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

Both the Global Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the Global Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST HIGH YIELD PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the High Yield Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the High Yield Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the relevant Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS both serve as Manager of the High Yield Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization. The section below titled "Combined Portfolio Summary" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The High Yield Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The High Yield Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST High Yield Portfolio	PGIM FI(1)(2) and J.P. Morgan
AST Core Fixed Income Portfolio	PGIM FI(1)/PGIML, Western Asset, Wellington and J.P. Morgan
Combined Portfolio	PGIM FI(1)/PGIML, Western Asset, Wellington and J.P. Morgan

(1) PGIM FI is a business unit of PGIM, Inc.

(2) PGIML, as an indirect wholly-owned subsidiary of PGIM, Inc., serves as sub-subadviser to the High Yield Portfolio.

The Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Global Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the High Yield Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. Each Portfolio's investment objective seeks maximum total return consistent with prudent investment management strategies, however, the High Yield Portfolio also seeks such return consistent with the preservation of capital whereas the Acquiring Portfolio focuses on liquidity needs. The investment objectives of the High Yield Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies in that both Portfolios primarily invest in fixed income securities, but there are also differences, such as that the High Yield Portfolio invests primarily in non-investment grade high yield fixed income investments whereas the Acquiring Portfolio utilizes a core fixed-income investment approach invested predominantly in US fixed income securities.

As of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers (PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan) according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

Principal Risks of the Portfolios

The principal risks associated with the High Yield Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, collateralized debt obligations (CDO) risk, credit risk, derivatives risk, economic and market events risk, expense risk, equity and equity-related securities risk, fixed income securities risk, foreign investment risk, high yield risk, interest rate risk, liquidity and valuation risk, market and management risk, prepayment or call risk, redemption risk, and regulatory risk. In addition, the High Yield Portfolio, but not the Acquiring Portfolio, is subject to bank loan investments risk, covenant-lite risk, emerging markets risk, restricted securities risk, short sale risk, and sovereign debt securities risk as principal risks. The Acquiring Portfolio, but not the High Yield Portfolio, is subject to currency risk, portfolio turnover risk, exchange-traded funds (ETF) risk, and fund of funds risk as principal risks. Detailed descriptions of the principal risks associated with the High Yield Portfolio and the Acquiring Portfolio are set forth in this Prospectus/Proxy Statement under the caption "Comparison of the High Yield Portfolio, the Acquiring Portfolio, and the Combined Portfolio—Principal Risks of the Portfolios."

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the High Yield Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio are also expected to be lower than those of the High Yield Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio are lower than the annualized total gross and net operating expense ratios of the High Yield Portfolio, respectively. This means that the High Yield Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganizations.

The following tables describe the fees and expenses that owners of the Contracts may pay based on portfolio expenses as of June 30, 2024, except for expenses that have been restated as described in the fee tables, if they invest in the High Yield Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	High Yield Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the High Yield Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	High Yield Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.58%		0.41	%(1)	0.41%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.09%		0.02%		0.02%
Acquired Fund Fees and Expenses	0.01%		0.00%		0.00%
Total Annual Portfolio Operating Expenses	0.93%		0.68%		0.68%
Fee Waiver and/or Expense Reimbursement	(0.07	)%(2)	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%		0.68%		0.68%

(1)  Management fees have been restated to reflect a new management fee schedule effective September 27, 2024, which lower the Acquiring Portfolio’s effective management fee.

(2)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the High Yield Portfolio so that the High Yield Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other High Yield Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.85% of the High Yield Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the High Yield Portfolio, Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
High Yield Portfolio(1)	$88	$289	$508	$1,137
Acquiring Portfolio(1)	$69	$218	$379	$847
Combined Portfolio (Pro Forma Surviving)(1)	$69	$218	$379	$847

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the High Yield Portfolio's turnover rate was 30% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 315% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the High Yield Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the High Yield Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the High Yield Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the High Yield Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the High Yield Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

Both the High Yield Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the High Yield Portfolio and the Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS both serve as Manager of the High Yield Portfolio and the Acquiring Portfolio, and PGIM Investments serves solely as the Manager of the Global Portfolio.1 The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations.

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Global Bond Portfolio	AB, GSAM(1), and Wellington
AST High Yield Portfolio	PGIM FI(2)(3) and J.P. Morgan
Acquiring Portfolio	PGIM FI(2)/PGIML, Western Asset, Wellington and J.P. Morgan
Combined Portfolio	PGIM FI(2)/PGIML, Western Asset, Wellington and J.P. Morgan

(1) Personnel of Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-subadvisory services provided the Global Portfolio.

(2) PGIM FI is a business unit of PGIM, Inc.

(3) PGIML, as an indirect wholly-owned subsidiary of PGIM, Inc., serves as sub-subadviser to the High Yield Portfolio.

The Reorganizations are not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganizations.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the Target Portfolios. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager, taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganizations on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratios of the Combined Portfolio are lower than the annualized total gross and net operating expense ratios of the Target Portfolios, respectively.

As discussed earlier in this Prospectus/Proxy Statement, each proposed Reorganization is contingent on shareholder approval of each other Reorganization. If shareholders of one or more of the Target Portfolios do not approve a Reorganization, the Manager will not move forward with any of the Reorganizations.

The following tables describe the fees and expenses that owners of the Contracts may pay based on portfolio expenses as of June 30, 2024, except for expenses that have been restated as described in the fee tables, if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after all of the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Global Portfolio	High Yield Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

1 The term “Manager” includes both PGIM Investments and ASTIS acting as investment manager for the High Yield Portfolio and Acquiring Portfolio, and PGIM Investments acting as investment manager for the Global Portfolio.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	Global Portfolio		High Yield Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.63%		0.58%		0.41	%(1)	0.41%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.08%		0.09%		0.02%		0.02%
Acquired Fund Fees and Expenses	0.00%		0.01%		0.00%		0.00%
Total Annual Portfolio Operating Expenses	0.96%		0.93%		0.68%		0.68%
Fee Waiver and/or Expense Reimbursement	(0.06	)%(2)	(0.07	)%(3)	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%		0.86%		0.68%		0.68%

(1) Management fees have been restated to reflect a new management fee schedule effective September 27, 2024, which lower the Acquiring Portfolio’s effective management fee.

(2)  The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2025. The Manager has also contractually agreed to waive 0.0038% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Global Portfolio so that the Global Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Global Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.90% of the Global Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

(3)  The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the High Yield Portfolio so that the High Yield Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other High Yield Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.85% of the High Yield Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Global Portfolio, the High Yield Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving), as applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Global Portfolio(1)	$92	$300	$525	$1,173
High Yield Portfolio(1)	$88	$289	$508	$1,137
Acquiring Portfolio(1)	$69	$218	$379	$847
Combined Portfolio (Pro Forma Surviving)(1)	$69	$218	$379	$847

(1)  Based on total annual operating expense ratios reflected in the table above entitled "Annual Portfolio Operating Expenses (as of June 30, 2024)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the Global Portfolio's turnover rate was 289% of the average value of its portfolio, the High Yield Portfolio's turnover rate was 30% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 315% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganizations

As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the relevant Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the relevant Target Portfolio's shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the relevant Target Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the relevant Target Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the relevant Reorganization.

The Target Portfolios and the Acquiring Portfolio serve, and the Combined Portfolio will serve, as underlying mutual funds for the Contracts issued by Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the "Information About the Reorganizations—Board Considerations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board, on behalf of the Target Portfolios and the Acquiring Portfolio, has approved the Plans and unanimously recommends that you vote to approve your applicable Plan.

In deciding whether to vote to approve your applicable Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations of the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual form of Plan attached as Exhibit A. The Plans are identical but for the name of the Target Portfolio.

Board Considerations

On August 23, 2024, the Board met to evaluate and consider the proposed Reorganizations of the Target Portfolios, each a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganizations, the Board was provided with, among other information, presentations by management regarding each proposed Reorganization and information related to the Target Portfolios, the Acquiring Portfolio, and the Combined Portfolio. As part of their review process, the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees") were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganizations.

The Board, in reaching its decision to approve each Reorganization, considered a number of factors, including, but not limited to, the following:

●	The principal investment strategies and principal risks of the Target Portfolios and Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests 80% of its assets in fixed income securities;

●	The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $5.0 billion of net assets based on net assets of the Target Portfolios and Acquiring Portfolio as of June 30, 2024, providing an opportunity for shareholders to benefit from improved economies of scale;

●	The Acquiring Portfolio has outperformed the Global Portfolio for the one-year and five-year periods ended December 31, 2023 and for the five-year period ended June 30, 2024;

●	Assuming the Reorganizations had been in effect for the one-year period ended June 30, 2024, both the pro forma total gross and net operating expense ratios for the Combined Portfolio are less than the total gross and net operating expense ratios for each of the Target Portfolios and the Acquiring Portfolio;

●	The aggregate annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $2.2 million, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024;

●	The Portfolios currently have substantial commonality among advisers, although the Board noted that PGIM Investments is the only investment manager serving the Global Portfolio, whereas PGIM Investments and ASTIS both serve as investment managers to the Acquiring Portfolio and to the High Yield Portfolio, and that each Portfolio has a slightly different mix of subadvisers;

●	The Target Portfolios and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganizations; and

●	The Reorganizations are not expected to be a taxable event for U.S. federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that each Reorganization would be in the best interests of each Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolios' and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganizations. The Board, including a majority of the Independent Trustees, voted to approve each Reorganization and recommends that you vote "FOR" the Reorganizations.

Closing of the Reorganizations

If shareholders of each Target Portfolio approve the applicable Plan, the Reorganizations will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio. The Trust will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about February 10, 2025. This is called the "Closing Date." If the shareholders of each Target Portfolio do not approve the applicable Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

If the shareholders of each Target Portfolio approve the applicable Plan, each Target Portfolio will deliver to the Acquiring Portfolio all of its respective assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of each Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue Acquiring Portfolio Shares to each Target Portfolio. The Acquiring Portfolio Shares received by each Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the applicable Target Portfolio shares that are outstanding immediately prior to the applicable Reorganization. Each Target Portfolio will then distribute the Acquiring Portfolio Shares to its shareholders and liquidate. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of each Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Acquiring Portfolio by the applicable Target Portfolio. The stock transfer book of each Target Portfolio will be permanently closed on the Closing Date. Requests to transfer or redeem assets from a Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend a Plan without shareholder approval. The Trust may also agree to terminate and abandon each Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the applicable Target Portfolio.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Prospectus/Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $144,966.

The Manager expects that approximately 2.6% of the Global Portfolio's holdings and 0.05% of the High Yield Portfolio's holdings (approximately 0.37% of the Combined Portfolio's assets) will be retained and transferred in kind to the Acquiring Portfolio in connection with the Reorganizations. It is anticipated that, in advance of the Reorganizations, the remaining 97.4% of the Global Portfolio's holdings and 99.95% of the High Yield Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. Prior to the Reorganizations, the Manager may use a transition manager to assist in the transition of the Target Portfolios. Each Target Portfolio will bear the transaction costs related to its Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be approximately $333,000 (0.048% of net assets) for the Global Portfolio and $184.000 (0.049% of net assets) for the High Yield Portfolio.

Certain U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes, each Portfolio is treated as a partnership that is not a "publicly traded partnership" as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which may reduce the value of an investment therein. As a result of a Portfolio's treatment as a partnership that is not a publicly traded partnership, it is generally not itself subject to U.S. federal income tax. Instead, a Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes (without regard as to whether such corresponding amounts are actually distributed from a Portfolio). Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the U.S. Treasury regulations promulgated thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be currently taxable to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.

Contracts owners should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of an investment in one of the Portfolios, including the application of U.S. federal, state and local and non-U.S. taxes.

The Reorganizations may entail various consequences, which are discussed below under the caption "U.S. Federal Income Tax Consequences of the Reorganizations."

U.S. Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are expected to be treated as a "partnership merger" under Section 708 of the Code and the U.S. Treasury regulations promulgated thereunder. Very generally, pursuant to the partnership merger rules, for U.S. federal income tax purposes, (i) the Combined Portfolio is treated as a continuation of the Portfolio that has the greatest net asset value on the Closing Date (the "Continuing Portfolio") and each other Portfolio is treated as terminating (collectively, the "Terminating Portfolios"), and (ii) each Terminating Portfolio is treated as contributing all of its assets and liabilities to the Continuing Portfolio in exchange for equity interests in the Continuing Portfolio and immediately thereafter distributing the Continuing Portfolio interests to its shareholders in liquidation of the Terminating Portfolio. Which Portfolios will be treated as the Terminating Portfolios and which Portfolio will be treated as the Continuing Portfolio for U.S. federal income tax purposes depends on the relative size of each Portfolio at the time of the Reorganizations and thus cannot be determined prior to the Reorganizations. If the Reorganizations had occurred on June 30, 2024, the Global Portfolio and High Yield Portfolio would have been treated as the Terminating Portfolios and the Core Fixed Income Portfolio would have been treated as the Continuing Portfolio for U.S. federal income tax purposes.

The Reorganizations are not expected to be a taxable event for U.S. federal income tax purposes for Contract owners. In addition, assuming the Contracts qualify for U.S. federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations were a taxable transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Ropes & Gray LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and certain assumptions, and subject to certain qualifications, substantially to the effect that:

1.  Under Section 723 of the Code, the Continuing Portfolio's tax basis in the assets of each Terminating Portfolio transferred to the Continuing Portfolio in the applicable Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the applicable Reorganization (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property); and

2.  Under Section 1223(2) of the Code, the Continuing Portfolio's holding periods in the assets received from each Terminating Portfolio in the applicable Reorganization should include the Terminating Portfolio's holding periods in such assets.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of each Target Portfolio should consult their tax advisors regarding the tax consequences to them of the applicable Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state, local and non-U.S. tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios and the Acquiring Portfolio are each organized as a series of the Trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE GLOBAL PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives and strategies of the Global Portfolio and the Acquiring Portfolio are similar. The investment objective of the Global Portfolio is to seek to provide consistent excess returns over the Bloomberg Global Aggregate (US Dollar Hedged) Bond Index. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. The investment objectives of the Global Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Each of the Global Portfolio and the Acquiring Portfolio, as a principal investment strategy, normally invests at least 80% of its assets in fixed income securities. The Global Portfolio invests primarily in global fixed income investments while the Acquiring Portfolio utilizes a core fixed-income investment approach invested predominantly in U.S. fixed income securities.

As of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers (PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan) according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganizations to reflect those of the Target Portfolios.

	Global Portfolio	Acquiring Portfolio and Combined Portfolio
Investment Objective:	The investment objective of the Global Portfolio is to seek to provide consistent excess returns over the Bloomberg Global Aggregate (US Dollar Hedged) Bond Index.	The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio.
Principal Investment Strategies:

In pursuing its investment objective, the Global Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.

The Global Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Global Portfolio seeks to generate excess returns relative to the Bloomberg Global Aggregate (US Dollar Hedged) Bond Index. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.

The Global Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Global Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Global Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Global Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.

Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Global Portfolio's bond and cash equivalent positions, may be assumed.

Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Global Portfolio is diversified by country, and issuer. The Global Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs). The Acquiring Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as "junk bonds"), but at least B-/B3, or if unrated, are determined by the Acquiring Portfolio's subadvisers to be of comparable quality.

The target dollar weighted average effective duration of the Acquiring Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Acquiring Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Acquiring Portfolio's subadviser will take action to bring the Acquiring Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time.

Duration refers to the range within which the dollar weighted average effective duration of the Acquiring Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Acquiring Portfolio may invest in other pooled investment vehicles, including other portfolios of the Trust, other open-end or closed-end investment companies, and both active and passive exchange-traded funds (ETFs).

In addition to the Acquiring Portfolio's investment in those underlying pooled investment vehicles, the Acquiring Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Acquiring Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Acquiring Portfolio may invest in the PGIM Central Portfolio.

Global Portfolio	Acquiring Portfolio and Combined Portfolio
The Global Portfolio is allocated among three subadvisers: AllianceBernstein L.P., Goldman Sachs Asset Management L.P., and Wellington Management Company LLP. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

The Acquiring Portfolio may invest in derivatives. The Acquiring Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns. In addition, the Acquiring Portfolio may also invest up to 25% of its total assets in the securities of non-US issuers and may invest up to 20% of its total assets in non-US dollar denominated securities.

The Acquiring Portfolio is allocated among four subadvisers: PGIM Fixed Income/PGIM Limited (collectively, PGIM Fixed Income), and Wellington Management Company LLP (Wellington Management), Western Asset Management Company, LLC/ Western Asset Management Company Limited (collectively, Western Asset), and J.P. Morgan Investment Management Inc. Further, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. The Global Portfolio and the Acquiring Portfolio have similar investment objectives and similar principal investment strategies. An investment in the Global Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	Global Portfolio	Acquiring/ Combined Portfolio(1)
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes
Collateralized Debt Obligations Risk (CDO). The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer's securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.	No	Yes
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's or obligor's ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.	Yes	Yes

Principal Risks	Global Portfolio	Acquiring/ Combined Portfolio(1)
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio's investments, including the risk that the currencies in which the Portfolio's investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio's holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio's attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	No	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	No
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes

Principal Risks	Global Portfolio	Acquiring/ Combined Portfolio(1)
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	Yes
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios' expenses, which will reduce the Portfolio's performance.	No	Yes
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., "high yield securities" or "junk bonds") may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.	Yes	Yes
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as "extension risk." The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio's investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	Yes

Principal Risks	Global Portfolio	Acquiring/ Combined Portfolio(1)
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.	Yes	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social, or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	Yes	No

(1) The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio and will also be subject to Exchange-Traded Funds (ETF) Risk and Fund of Funds Risk.

Analysis of the Fundamental Investment Policies of the Portfolios:

The Global Portfolio and the Acquiring Portfolio have substantially similar fundamental investment policies, but there are a few minor differences. The Acquiring Portfolio has slightly more restrictive borrowing conditions than the Global Portfolio. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

Global Portfolio	Acquiring Portfolio and Combined Portfolio
Under its fundamental investment restrictions, the Global Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of the Global Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Acquiring Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the Acquiring Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1⁄3% limit. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2. Underwrite securities issued by other persons, except to the extent that the Global Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.	3. Same as the Global Portfolio.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Global Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Same as the Global Portfolio.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Global Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5. Same as the Global Portfolio.

Global Portfolio	Acquiring Portfolio and Combined Portfolio

5. Make loans, except that the Global Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Same as the Global Portfolio.

6. Purchase any security if, as a result, more than 25% of the value of the Global Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. Same as the Global Portfolio.

7. The Global Portfolio with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Global Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Global Portfolio.

8. Same as the Global Portfolio.

If a restriction on the Global Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Global Portfolio's assets invested in certain securities or other instruments, or a change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Global Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), the Global Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Global Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Global Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Same as the Global Portfolio.

Performance of the Global Portfolio

A number of factors, including risk, can affect how the Global Portfolio performs. The information below provides some indication of the risks of investing in the Global Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Global Portfolio. Past performance does not mean that the Global Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

BEST QUARTER: 6.38% (4th Quarter of 2023) WORST QUARTER: -5.21 (2nd Quarter of 2022)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
Global Portfolio	6.29%	0.56%	1.48%		7-13-2015
Broad-Based Securities Market Index: Bloomberg Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses or taxes)	7.15%	1.40%	2.01	%*

* Since Inception returns for the Index is measured from the month-end closest to the inception date.

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
Global Portfolio	4.24%	-0.66%	1.37%		7-13-2015
Broad-Based Securities Market Index: Bloomberg Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses or taxes)	4.20%	0.25%	1.82	%*

* Since Inception returns for the Index is measured from the month-end closest to the inception date.

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The Acquiring Portfolio added a subadviser and changed certain investment strategies, effective September 27, 2024. The performance figures prior to September 27, 2024 for the Acquiring Portfolio reflect the Acquiring Portfolio's former investment operations, policies, strategies and subadvisers prior to September 27, 2024. Such performance is not representative of the Acquiring Portfolio's current investment operations, policies, strategies, and subadvisers that took effect as of this date, and the Acquiring Portfolio's performance after this date could be materially different.

BEST QUARTER: 8.16% (2nd Quarter of 2020) WORST QUARTER: -8.01% (1st Quarter of 2022)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	6.35%	1.11%	2.28%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	3.13%	-0.57%	1.67%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.63%	-0.23%	1.35%

Capitalizations of the Global Portfolio and the Acquiring Portfolio Before and After the Reorganizations

The following table sets forth, as of June 30, 2024: (i) the capitalization of the Global Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganizations.

	Global Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$694,613,088	$3,903,034,107	$—		$4,597,647,195
Total shares outstanding	61,467,930	296,585,592	(8,685,780	)(a)	349,367,742
Net asset value per share	$11.30	$13.16	$—		$13.16

(a)    Reflects the change in shares of the Global Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Global Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Global Portfolio immediately prior to the Reorganizations.

COMPARISON OF THE HIGH YIELD PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives and strategies of the High Yield Portfolio and the Acquiring Portfolio are similar. The investment objective of the High Yield Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio. Each Portfolio's investment objective seeks maximum total return consistent with prudent investment management strategies, however, the High Yield Portfolio also seeks such return consistent with the preservation of capital whereas the Acquiring Portfolio focuses on liquidity needs. The investment objectives of the High Yield Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolio also have similar principal investment strategies in that both Portfolios primarily invest in fixed income securities, but there are also differences, such as that the High Yield Portfolio invests primarily in non-investment grade high yield fixed income investments whereas the Acquiring Portfolio utilizes a core fixed-income investment approach invested predominantly in U.S. fixed income securities.

As of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers (PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan) according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

	High Yield Portfolio	Acquiring Portfolio and Combined Portfolio
Investment Objective:	The investment objective of the High Yield Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.	The investment objective of the Acquiring Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Acquiring Portfolio.
Principal Investment Strategies:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are commonly known as "junk bonds" and include securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by S&P Global Ratings or Fitch Ratings, or, if unrated, determined by the Portfolio's subadviser to be of comparable quality.

The Portfolio may purchase the securities of issuers that are in default. The Portfolio may engage in short sales. The Portfolio may invest in common stocks, warrants, rights, and other equity securities. The Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also purchase the securities of issuers that are in default, engage in short sales, and invest in common stocks, warrants, rights, and other equity securities.

In addition, PGIM Fixed Income, a subadviser to the Portfolio, may invest up to 20% of the sleeve of assets managed by PGIM Fixed Income in collateralized debt obligations (CDOs). Depending on the amount of its investment in CDOs, the Portfolio's risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio's risk profile when choosing to invest in CDOs.

The Portfolio is subadvised by PGIM Fixed Income and J.P. Morgan Investment Management Inc.

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs). The Acquiring Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as "junk bonds"), but at least B-/B3, or if unrated, are determined by the Acquiring Portfolio's subadvisers to be of comparable quality.

The target dollar weighted average effective duration of the Acquiring Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. The Acquiring Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Acquiring Portfolio's subadviser will take action to bring the Acquiring Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time.

Duration refers to the range within which the dollar weighted average effective duration of the Acquiring Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Acquiring Portfolio may invest in other pooled investment vehicles, including other portfolios of the Trust, other open-end or closed-end investment companies, and both active and passive exchange-traded funds (ETFs).

In addition to the Acquiring Portfolio's investment in those underlying pooled investment vehicles, the Acquiring Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Acquiring Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Acquiring Portfolio may invest in the PGIM Central Portfolio.

The Acquiring Portfolio may invest in derivatives. The Acquiring Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns. In addition, the Acquiring Portfolio may also invest up to 25% of its total assets in the securities of non-US issuers and may invest up to 20% of its total assets in non-US dollar denominated securities.

The Acquiring Portfolio is allocated among four subadvisers: PGIM Fixed Income/PGIM Limited (collectively, PGIM Fixed Income), and Wellington Management Company LLP (Wellington Management), Western Asset Management Company, LLC/ Western Asset Management Company Limited (collectively, Western Asset), and J.P. Morgan Investment Management Inc. Further, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. The High Yield Portfolio and the Acquiring Portfolio have similar investment objectives and similar principal investment strategies. An investment in the High Yield Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	High Yield Portfolio	Acquiring/ Combined Portfolio(1)
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be "securities" and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.	Yes	No

Principal Risks	High Yield Portfolio	Acquiring/ Combined Portfolio(1)
Collateralized Debt Obligations Risk (CDO). The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer's securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.	Yes	Yes
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be "covenant-lite," which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower's performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio's exposure to losses may be increased, which could result in an adverse impact on the Portfolio's net income and net asset value.	Yes	No
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's or obligor's ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.	Yes	Yes
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio's investments, including the risk that the currencies in which the Portfolio's investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio's holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio's attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.	No	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes

Principal Risks	High Yield Portfolio	Acquiring/ Combined Portfolio(1)
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	Yes
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios' expenses, which will reduce the Portfolio's performance.	No	Yes
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., "high yield securities" or "junk bonds") may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.	Yes	Yes

Principal Risks	High Yield Portfolio	Acquiring/ Combined Portfolio(1)
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as "extension risk." The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio's investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	No	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.	Yes	No
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.	Yes	No
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social, or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	Yes	No

(1) The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio and will also be subject to Exchange-Traded Funds (ETF) Risk and Fund of Funds Risk.

Analysis of the Fundamental Investment Policies of the Portfolios:

The High Yield Portfolio and the Acquiring Portfolio have similar fundamental investment policies, but there are few differences. With respect to borrowing, the Acquiring Portfolio has slightly less restrictive borrowing conditions and, in particular, may engage in reverse repurchase agreements and make other investments that may involve borrowing in a manner consistent with the Acquiring Portfolio's objectives and strategies. The Acquiring Portfolio's restriction on investments in a single issuer is with respect to 75% of its total assets and it is subject to limitations on both the value of its assets invested in a single issuer and the outstanding voting securities invested in any such issuer, whereas the High Yield Portfolio is only subject to a limitation on its assets invested in the securities of a single issuer, though this limitation is in respect of 100% of its total assets. Cash and cash instruments are also carved out of this limitation for the High Yield Portfolio only. The High Yield Portfolio is also subject to certain additional restrictions on investments in commodities as compared to the Acquiring Portfolio, including restrictions on investments in commodity contracts or commodity exploration or development programs, as opposed to solely physical commodities. Additionally, the High Yield Portfolio is only permitted to invest in United States government securities beyond its 25% restriction on investments in any one industry for temporary defensive purposes, whereas the Acquiring Portfolio may invest in United States government securities beyond its 25% restriction for any purpose. Cash and cash items are also carved out of the High Yield Portfolio's 25% restriction (for temporary defensive purposes). The High Yield Portfolio has a general restriction from issuing senior securities, whereas the Acquiring Portfolio may issue senior securities as permitted under the 1940 Act. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

High Yield Portfolio	Acquiring Portfolio and Combined Portfolio
Under its fundamental investment restrictions, the High Yield Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. The High Yield Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1⁄3% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the High Yield Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the High Yield Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the High Yield Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

1. Borrow money, except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Acquiring Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the Acquiring Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1⁄3% limit. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
2. The High Yield Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the US government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).	2. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.
3. The High Yield Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.	3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. The High Yield Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.	4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio's investment policies, or (ii) investing in securities of any kind.
5. The High Yield Portfolio may not make loans, except that the High Yield Portfolio may (i) lend portfolio securities in accordance with the High Yield Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the High Yield Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.	5. Same as the High Yield Portfolio.
6. The High Yield Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the High Yield Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the US government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements. For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.	6. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. The High Yield Portfolio will not underwrite securities issued by others except to the extent that the High Yield Portfolio may be deemed an underwriter when purchasing or selling securities.	7. Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

High Yield Portfolio	Acquiring Portfolio and Combined Portfolio
8. The High Yield Portfolio will not issue senior securities.	8. Issue senior securities, except as permitted under the 1940 Act.

If a restriction on the Acquiring Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Acquiring Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Acquiring Portfolio's investment portfolio, resulting from changes in the value of the Acquiring Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Acquiring Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), the Acquiring Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Acquiring Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Performance of the High Yield Portfolio

A number of factors, including risk, can affect how the High Yield Portfolio performs. The information below provides some indication of the risks of investing in the High Yield Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the High Yield Portfolio and an additional index that represents the market sectors in which the High Yield Portfolio primarily invests. Past performance does not mean that the High Yield Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Effective May 1, 2024, the High Yield Portfolio's broad-based performance index changed to the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an appropriate broad-based securities market index that represents the overall market applicable to the High Yield Portfolio. The High Yield Portfolio will utilize the Bloomberg US Corporate High Yield 2% Issuer Capped Index as its additional benchmark for performance comparison.

BEST QUARTER: 10.34% (2nd Quarter of 2020) WORST QUARTER: -15.91% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
High Yield Portfolio	10.56%	4.24%	4.00%
Bloomberg US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	13.44%	5.35%	4.59%
ICE BofA US High Yield Master II Index (former) (reflects no deduction for fees, expenses or taxes)	13.44%	5.21%	4.51%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
High Yield Portfolio	8.56%	2.61%	3.72%
Bloomberg US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	10.43%	3.90%	4.31%
ICE BofA US High Yield Master II Index (former) (reflects no deduction for fees, expenses or taxes)	10.41%	3.72%	4.21%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.63%	-0.23%	1.35%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The Acquiring Portfolio added a subadviser and changed certain investment strategies, effective September 27, 2024. The performance figures prior to September 27, 2024 for the Acquiring Portfolio reflect the Acquiring Portfolio's former investment operations, policies, strategies and subadvisers prior to September 27, 2024. Such performance is not representative of the Acquiring Portfolio's current investment operations, policies, strategies, and subadvisers that took effect as of this date, and the Acquiring Portfolio's performance after this date could be materially different.

BEST QUARTER: 8.16% (2nd Quarter of 2020) WORST QUARTER: -8.01% (1st Quarter of 2022)

Average Annual Total Returns (as of 12/31/23)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	6.35%	1.11%	2.28%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

Average Annual Total Returns (as of 6/30/24)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	3.13%	-0.57%	1.67%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.63%	-0.23%	1.35%

Capitalizations of the High Yield Portfolio and the Acquiring Portfolio Before and After the Reorganizations

The following table sets forth, as of June 30, 2024: (i) the capitalization of the High Yield Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganizations.

	High Yield Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$373,353,536	$3,903,034,107	$—		$4,276,387,643
Total shares outstanding	30,041,278	296,585,592	(1,670,949	)(a)	324,955,921
Net asset value per share	$12.43	$13.16	$—		$13.16

(a)    Reflects the change in shares of the High Yield Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the High Yield Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the High Yield Portfolio immediately prior to the Reorganizations.

COMPARISON OF THE TARGET PORTFOLIOS, ACQUIRING PORTFOLIO, AND COMBINED PORTFOLIO

Additional information regarding the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio Shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After the Reorganizations

The following tables set forth, as of June 30, 2024: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Portfolios) as adjusted to give effect to the Reorganizations.

	Global Portfolio (unaudited)	High Yield Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$694,613,088	$373,353,536	$3,903,034,107	$—		$4,971,000,731
Total shares outstanding	61,467,930	30,041,278	296,585,592	(10,356,729	)(a)	377,738,071
Net asset value per share	$11.30	$12.43	$13.16	$—		$13.16

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) AB, GSAM and Wellington as subadvisers to the Global Portfolio, (iii) PGIM FI and J.P. Morgan as subadvisers to the High Yield Portfolio, and (iv) PGIM FI/PGIML, J.P. Morgan, Wellington and Western Asset as subadvisers to the Acquiring Portfolio and the Combined Portfolio.

Investment Management Arrangements

The Target Portfolios and the Acquiring Portfolio are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102. The High Yield Portfolio and the Acquiring Portfolio are also managed by ASTIS, One Corporate Drive, Shelton, Connecticut 06484. For ease of reference, the term “Manager” includes both PGIM Investments and ASTIS acting as investment manager for the High Yield Portfolio and Acquiring Portfolio, and PGIM Investments acting as investment manager for the Global Portfolio.

As of September 30, 2024, PGIM Investments serves as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $[XX] billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2024, ASTIS serves as investment manager to certain Prudential US open-end investment companies with aggregate assets of approximately $[XX] billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolios and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services to each Portfolio.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for a Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of a Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the applicable Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements is available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The Global Portfolio is subadvised by AB, GSAM and Wellington and GSAMI serves as sub-subadviser. The High Yield Portfolio is subadvised by PGIM FI and J.P. Morgan and PGIML serves as sub-subadviser. The Acquiring Portfolio is subadvised by PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will continue to be subadvised by PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Global Portfolio

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Global Portfolio's asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, subadvisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

AB Segment. AllianceBernstein, L.P. ("AllianceBernstein") is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (EQH), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein, EQH and its subsidiaries have an approximate 60.3% economic interest in AllianceBernstein. AllianceBernstein's principal place of business is located at 501 Commerce Street, Nashville, TN 37203. AllianceBernstein is a leading global investment management firm managing client accounts totaling approximately $[XX billion] in assets as of September 30, 2024.

The AB co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Global Portfolio managed by AB are Scott DiMaggio, CFA, Matthew Sheridan, CFA, and John Taylor. Biographies for Messrs. DiMaggio, Sheridan and Taylor are provided below.

Scott DiMaggio, CFA. Mr. DiMaggio serves as Director of both Global Fixed Income and Canada Fixed Income, and is a member of the Absolute Return portfolio management team. Prior to joining the Fixed Income team, he performed quantitative investment analysis, including asset-liability, asset-allocation, return attribution and risk analysis. Before joining the firm in 1999, Mr. DiMaggio was a risk management market analyst at Santander Investment Securities. He also held positions as a senior consultant at Ernst & Young and Andersen Consulting. Mr. DiMaggio holds a BS in business administration from the State University of New York, Albany, and an MS in finance from Baruch College. He is a member of the Global Association of Risk Professionals and a CFA charterholder.

Matthew Sheridan, CFA. Mr. Sheridan is a Portfolio Manager and member of the Absolute Return, Global Fixed Income, and Emerging Market Debt portfolio management teams. He primarily focuses on quantitative reporting, duration maintenance, and short-term cash management. Mr. Sheridan joined Alliance Capital in 1998 and previously worked in the firm's Structured Asset Securities Group. He holds a BS in finance from Syracuse University and is a CFA charterholder.

John Taylor is Co-Head of European Fixed Income and Director of Global Multi-Sector at AB. He is a member of the Global Fixed Income, UK and European Fixed Income and Absolute Return portfolio-management teams. As a member of the Absolute Return portfolio-management team, Taylor is also the Lead Portfolio Manager across the Diversified Yield Plus Strategies. Prior to this, he was responsible for the management of single-currency portfolios. Taylor joined the firm in 1999 as a fixed-income trader, and was named in Financial News' "40 under 40 Rising Stars in Asset Management" in 2012. He holds a BSc (Hons) in economics from the University of Kent. Location: London.

GSAM Segment. GSAM has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (Goldman Sachs). As of September 30, 2024, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $[XX trillion]. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs' address is 200West Street, New York, New York 10282-2198.

The GSAM co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Global Portfolio managed by GSAM are Simon Dangoor, Sophia Ferguson and Lindsay Rosner. Biographies for Mr. Dangoor, Ms. Ferguson and Ms. Rosener are provided below.

Simon Dangoor

Managing Director; Portfolio Manager

Simon is a partner in Fixed Income and Liquidity Solutions within Goldman Sachs Asset Management, serving as head of Fixed Income Macro strategies. In this role, he leads the team's range of macro-focused directional and relative value strategies within developed markets, spanning rates and foreign exchange. Simon is also co-head of the Cross Sector Strategy, which focuses on directional and relative value credit opportunities across sectors. He is a member of the Fixed Income Strategy Group, which oversees Global Fixed Income and Currency portfolios. Previously, Simon led the Fixed Income team's Macro Rates Strategies and has held various portfolio manager roles within the Fixed Income business. He joined Goldman Sachs as an analyst in 2004 and was named managing director in 2011 and partner in 2020.

Simon earned a BA in Natural Sciences from the University of Cambridge in 2004. He is a CFA charterholder.

Sophia Ferguson

Portfolio Manager

Sophia Ferguson is a portfolio manager within Goldman Sachs Asset Management Fixed Income. She joined Goldman Sachs Asset Management in November 2019 as a portfolio manager Fixed Income team focused on global multi-sector credit and investment grade strategies. Sophia has over a decade of industry experience managing Fixed Income portfolios for a diverse range of clients, with expertise in quantitative and fundamental investment styles spanning a variety of sub-asset classes, including investment grade credit, high yield credit, sovereign debt, and currency. In addition, Sophia has experience constructing ESG-oriented portfolio solutions and has achieved the CFA UK Certificate in ESG Investing. Previously, Sophia was a portfolio manager at State Street Global Advisors, where she focused on active fixed income and currency portfolio management, originating and implementing alpha strategies. Sophia holds a Bachelor of Arts from Swarthmore College's Honors Program with a major in History and a minor in Mathematics & Statistics.

Lindsay Rosner

Managing Director; Portfolio Manager

Lindsay Rosner is a managing director in Fixed Income and Liquidity Solutions within GSAM, serving as head of Multi-Sector Investing for the cross-sector and multi-sector teams. She joined Goldman Sachs as a managing director in 2023. Prior to joining the firm, Lindsay was a portfolio manager on the fixed income multi-sector portfolio management team for PGIM, the investment management business of Prudential Financial, Inc., where she oversaw assets across core, core plus, absolute return and unconstrainted bond strategies from 2012 to 2023.

Wellington Segment. Wellington Management Company LLP ("Wellington Management") is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2024, Wellington Management had investment management authority with respect to approximately $[XX trillion] in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

The Wellington co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Global Portfolio managed by Wellington are Martin Harvey and Edward Meyi. Biographies for Messrs. Harvey and Meyi are provided below.

Martin Harvey, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Harvey is a portfolio manager and member of the Global Macro and Fixed Income Team. He manages global fixed income portfolios for clients worldwide, including central bank, sovereign wealth fund, pension fund, and mutual fund clients of the firm. He focuses on managing our total return suite of products, specializing in government bond and currency market strategies. He joined Wellington in 2016. Mr. Harvey earned his BSc in economics from Bath University (2006). Additionally, he is a CFA Charterholder.

Edward Meyi, FRM, Managing Director and Fixed Income Portfolio Manager. Mr. Meyi is a fixed income portfolio manager and member of Wellington's Global Bond Team. He manages global fixed income portfolios for clients worldwide, including central bank, sovereign wealth fund, pension fund, and mutual fund clients of the firm. Prior to joining the firm in 2002, Mr. Meyi worked at Putnam, BlackRock, Scudder Kemper, and Investors Bank & Trust. Mr. Meyi earned his BA in history from Middlebury College in 1996 and is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM).

High Yield Portfolio

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the High Yield Portfolio's asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, subadvisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

J.P. Morgan Segment. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of September 30, 2024, J.P. Morgan and its affiliated companies had approximately $[XX trillion] in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The portfolio management team jointly and primarily responsible for the day-to-day management of the J.P. Morgan segment of the High Yield Portfolio is comprised of James P. Shanahan, Robert Cook, Thomas Hauser and Jeffrey Lovell.

James P. Shanahan, Jr., managing director, is a senior portfolio manager and business manager within the Global High Yield team. An employee since 1986, he held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Jim graduated from Xavier University and holds a J.D. from the University Of Cincinnati College Of Law.

Robert Cook, managing director, is the head of Global High Yield in the Global Fixed Income, Currency & Commodities (GFICC) group. Rob is the lead portfolio manager and is responsible for overseeing all high yield total return strategies. Rob is also a member of the Global Fixed Income Macro Strategy Team. Prior to joining the firm in 2004, Rob spent ten years at 40|86 Advisors, most recently as co-head of the Fixed Income investment process, responsible for managing high yield total return assets and directing credit research. Previously, he worked at PNC Bank's investment banking division in Pittsburgh, where he was involved with syndicated loans, M&A, private placements and structured products. Rob holds a B.S. in finance from Indiana University, is a member of the CFA Society of Indianapolis, and is a CFA charterholder.

Thomas Hauser, managing director, is a senior portfolio manager within the Global High Yield team. Prior to joining the firm in 2004, Tom was at 40|86 Advisors, most recently serving as a co-portfolio manager on three mutual funds and as the co-head of the Collateralized Bond Obligation (CBO) Group. Previously, Tom worked at Van Kampen Investments co-managing several high yield mutual funds and leading the high yield trading desk. Tom holds a B.S. in finance from Miami (Ohio) University, is a member of the CFA Society of Indianapolis, and is a CFA charterholder.

Jeffrey Lovell, managing director, is a senior portfolio manager within the Global High Yield team. Before joining the portfolio management team, Jeff covered the cable, media, and services sectors as a member of the credit research team. Prior to joining the firm in 2004, Jeff was at 40|86 Advisors, most recently serving as a senior analyst and as the co-head of the Collateralized Bond Obligation (CBO) Group. Jeff holds a B.S. in finance and political economy from Hillsdale College, is a member of the CFA Society of Indianapolis and is a CFA charterholder.

PGIM FI Segment. PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of September 30, 2024, PGIM had approximately $[XX trillion] in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary fixed-income asset management unit of PGIM, with $[XX billion] in assets under management as of September 30, 2024, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income's investment strategies include but are not limited to the following: multi-sector, investment grade credit, securitized products, leverage finance, emerging markets and alternative strategies.

PGIM Limited1 is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2024, PGIM Limited managed approximately $[XX billion] in assets.

* PGIM Fixed Income's assets under management includes the assets under management of PGIM Limited.

The PGIM FI segment of the Portfolio is managed by the High Yield Team at PGIM FI. The Team is headed by Robert Cignarella and also includes portfolio managers Robert Spano, Ryan Kelly, Brian Clapp, Michael Gormally and Brian Lalli.

Robert Cignarella, CFA, is a Managing Director and Head of US High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor's degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's US High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm's private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income's Credit Opportunities strategy. Mr. Kelly oversees special situations efforts for PGIM Fixed Income including alternative credit investments, direct lending, opportunistic capital, and restructurings. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income's US High Yield Team. Prior to his current roles, Mr. Kelly was a senior credit analyst in the Credit Research Group covering a number of leveraged finance industries and special situations investments. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, where he specialized in project finance. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's US High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

1 PGIML serves as sub-subadviser to the High Yield Portfolio.

Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income's US High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

Brian Lalli is a Principal and portfolio manager for PGIM Fixed Income's US High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for PGIM Fixed Income's US Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a BS in Business and Technology and a minor in Economics from Stevens Institute of Technology.

Acquiring Portfolio and Combined Portfolio

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Acquiring Portfolio's asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, subadvisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

PGIM FI/PGIML Segment. The PGIM FI/PGIML portfolio managers responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by PGIM FI/PGIML are Richard Piccirillo, Gregory Peters, Matthew Angelucci and Tyler Thorn.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income's Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Gregory Peters is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is also a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining the Firm in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for the Firm's macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of US Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income's Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.

Tyler Thorn is a Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

Wellington Segment. The Wellington portfolio managers who are primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by Wellington are Joseph Marvan, CFA, Jeremy Forster, Campe Goodman, CFA, and Robert D. Burn, CFA.

Joseph F. Marvan, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager. Joe is a fixed income portfolio manager and serves as chair of the Broad Markets Team. As chair, he is responsible for setting aggregate risk levels and investment strategy in Core Bond Plus, Core Bond, Intermediate Bond, and Long Bond portfolios.

Prior to joining Wellington Management in 2003, Joe was a senior portfolio manager and head of US Fixed Income at State Street Global Advisors, working on a wide range of fixed income portfolios, including those concentrating on total return, mortgage-backed securities, nondollar bonds, and investment-grade credit (1996 — 2003). Prior to that, he worked at both The Boston Company and Shearson Lehman Brothers in Fixed Income Portfolio Management and Trading (1988 — 1996).

Joe earned his MBA, magna cum laude, from Babson College (Olin, 2001) and his BS in finance from Ithaca College (1987). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Jeremy Forster, Managing Director and Fixed Income Portfolio Manager. Jeremy is a fixed income portfolio manager on the Broad Markets Team. He is the lead portfolio manager for the firm's US government bond approaches including Treasuries and STRIPS, as well as TIPS and Global Inflation-linked bonds. He focuses on global macro and developed market interest rates, including developing fundamental and market-driven valuation models for interest rates and credit markets and determining relative value across sectors and countries.

Prior to joining Wellington Management in 2011, Jeremy worked as a fixed income portfolio manager and trader on the Open Market Desk at the Federal Reserve Bank of New York (2006 – 2011). He began his career there as an assistant economist in the Research Group (2004 – 2006). University (2008) and his BS in economics and finance, magna cum laude, from the University of Wyoming (2004).

Campe Goodman, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager. Campe is a portfolio manager on the Broad Markets Team and lead portfolio manager on the Multi Sector Credit and Impact Bond portfolios. His focus is sector rotation —asset allocation across the major fixed income sectors — and he leads the specialist team responsible for the development of the top-down sector rotation strategy that is utilized in the Core Bond, Core Bond Plus, Impact Bond, Intermediate Bond, and Multi Sector Credit portfolios.

Prior to joining Wellington Management in 2000, Campe spent four years at the Massachusetts Institute of Technology studying macroeconomics and finance in a doctoral program in economics.

He received his AB in mathematics, magna cum laude, from Harvard College (1995). In addition, he holds the Chartered Financial Analyst designation.

Robert D. Burn, CFA, Senior Managing Director and Fixed Income Portfolio Manager. As a fixed income portfolio manager, Rob develops strategic and tactical investment strategies using both fundamental and quantitative analysis and implements those strategies in portfolios. He also focuses on portfolio construction and risk management, and is a member of the Broad Markets Team.

Prior to joining Wellington Management in 2007, Rob worked as a senior mechanical engineer modeling high power lasers at Lockheed Martin Corporation (2003 — 2005). Before that, he held engineering positions in the telecom and manufacturing industries (1998 — 2003).

Rob earned his MBA with high honors from the University of Chicago (2007) and his MS and BS in mechanical engineering from MIT (1998, 1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Western Asset Segment. Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $[XX] million as of September 30, 2024. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

The Western Asset segment of the Acquiring Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Co-Chief Investment Officer Michael C. Buchanan and Portfolio Managers, Mark S. Lindbloom, Julien A. Scholnick, and Frederick Marki serve as co-leaders of this team and are jointly and primarily responsible for the day-to-day strategic oversight of the Western Asset segment's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Western Asset segment of the Acquiring Portfolio invests.

As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Michael C. Buchanan is a graduate of Brown University. Mr. Buchanan has been employed by Western Asset since 2005 is currently Co-Chief Investment Officer since September 2023. Prior to joining Western Asset, Mr. Buchanan served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management and as Executive Vice President and Portfolio Manager at Janus Capital Management.

Mark S. Lindbloom received an MBA from Pace University and a Bachelor of Science from Rider University. Prior to joining Western Asset in 2005, Mr. Lindbloom was a Portfolio Manager at Citi-group Asset Management.

Julien A. Scholnick is a Portfolio Manager with Western Asset and has over 19 years of experience. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners, and as a Senior Analyst with Arthur Andersen, LLP. Mr. Scholnick holds a Bachelor of Arts degree from the University of California, Los Angeles, and an MBA from Cornell University. He also holds the Chartered Financial Analyst designation.

Frederick R. Marki is a Portfolio Manager with Western Asset and has more than 34 years of experience. Prior to joining the Firm in 2005, Mr. Marki was Senior Portfolio Manager with Citigroup Asset Management, Portfolio Manager with UBS, and Vice President with Merrill Lynch. He began his career as an Assistant Economist at the Federal Reserve Bank of New York. Mr. Marki holds a Bachelor of Science degree from the Massachusetts Institute of Technology as well as the CCFA designation.

J.P. Morgan Segment. The J.P. Morgan segment of the Acquiring Portfolio is managed by a team of portfolio managers comprised of Richard Figuly, Justin Rucker, Edward Fitzpatrick and Andy Melchiorre.

Richard Figuly, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Richard is the lead portfolio manager for the U.S. Core Bond team and is responsible for managing institutional taxable bond portfolios. An employee since 1993, Richard previously served as a fixed income trader trading all taxable fixed income securities while specializing in structured products.

Prior to joining the firm, Richard was a fiduciary tax accountant at the Bank One Ohio Trust Company. Richard is also a retired Major of the Ohio Army National Guard. He holds a B.S. in finance from The Ohio State University.

Justin Rucker, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Justin is a portfolio manager for the Core Bond team and is responsible for managing Long Duration & Core Bond institutional taxable bond portfolios and fund vehicles. Justin is responsible for long duration strategies with benchmarks that span the range from actively managed to custom liability-based across a broad spectrum of fixed income sectors. An employee since 2006, Justin most recently was a member of the Mid Institutional Portfolio Management team specializing in structured product sectors & managing Core Bond portfolios. He also spent three years in the client portfolio management group for Global Fixed Income & three years as an Internal Client Advisor for JPMorgan Mutual Funds.

Prior to joining the firm, Justin worked the trade desk for Open E Cry, LLC, a brokerage firm specializing in Futures and FX trading. Justin holds a B.S. in finance from the University of Dayton, an M.B.A. from Capital University, and is a CFA charterholder.

Edward Fitzpatrick, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Ed is the Head of U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Prior to joining the firm in 2013, Ed was the head of U.S. Short-Intermediate Fixed income and government specialist at Schroders Investment Management NA.

Previously, Ed spent six years as a repo and FX trade at subsidiary of The Bank of New York. Ed holds B.S. degrees in finance and information technology from Boston College, an M.B.A. in finance from New York University and is a CFA charterholder.

Andy Melchiorre, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Andy is a portfolio manager on the Core Bond strategy and is responsible for managing institutional taxable bond portfolios and fund vehicles. Before joining the firm in 2012, he worked at Wells Capital Management in structured products, focused on trading and portfolio management. Prior to this, he worked as an analyst for Summit Investment Partners covering all structured products. Andy holds a B.S. in finance and real estate & urban analysis from The Ohio State University and is a CFA charterholder.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Acquiring Portfolio and that will be responsible for the day-to-day portfolio management of the Combined Portfolio if the Reorganizations are approved, the SAI corresponding to this Prospectus/Proxy Statement contains an explanation of the structure of, and method(s) used by each of PGIM Investments, PGIM FI/PGIML, Western Asset, Wellington and J.P. Morgan to determine portfolio manager compensation, as well as an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Acquiring Portfolio's investments and investments in other accounts. The SAI of the Trust contains this information with respect to each portfolio manager primarily responsible for the day-to-day management of the Target Portfolios and the Acquiring Portfolio.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI corresponding to this Prospectus/Proxy Statement provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Acquiring Portfolio, the Combined Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers. The SAI of the Trust provides this information with respect to each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios and the Acquiring Portfolio.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios, and the Acquiring Portfolio are set forth below:

The Global Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

The High Yield Portfolio

0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets

The Acquiring Portfolio

0.4125% of average daily net assets to $10 billion;
0.3925% over $10 billion of average daily net assets

Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of June 30, 2024, the effective management fee rate for the Combined Portfolio would be 0.41% of average daily net assets. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2024, and assuming completion of the Reorganizations on that date, the pro forma annualized total gross and net operating expense ratios for the Combined Portfolio are lower than the annualized total gross and net operating expense ratios of the Target Portfolios, respectively.

Management Fees

Set forth below are the total effective annualized management fees paid (as a percentage of average net assets) net of waivers by each Portfolio to the Manager during 2023:

Portfolio	Total Effective Annualized Management Fees Paid
Global Portfolio	0.47%
High Yield Portfolio	0.51%
Acquiring Portfolio	0.41%

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Second Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective proposal, against the respective proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other portfolios in the Trust will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

You can vote your shares in any one of four ways:

●	By mail, with the enclosed voting instruction card;
●	Over the Internet;
●	Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or
●	By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIOS
AND THE ACQUIRING PORTFOLIO

Each Portfolio is a separate series of the Trust, which is an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios and the Acquiring Portfolio is included in the prospectus and SAI under file number 033-24962, dated May 1, 2024, as supplemented and amended, and the portions of that prospectus and SAI relating to the Target Portfolios and the Acquiring Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of each Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis with respect to the Portfolios. The annual reports are available both from the SEC and from the Trust. These materials are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these materials may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Portfolios had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolios	Shares/Votes Outstanding
AST Global Bond Portfolio	38,925,637.777
AST High Yield Portfolio	28,657,635.351
AST Core Fixed Income Portfolio	292,044,849.867

As of the Record Date, all of the shares of the Portfolios are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of a Portfolio.

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Global Bond Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	13,003,426.976 / 33.41%
	ADVANCED SERIES TRUST AST ADVANCED STRATEGIES PORTFOLIO	2 GATEWAY CTR 6TH FL NEWWARK NJ 07102-5008	9,206,590.682 / 23.65%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	6,839,111.348 / 17.57%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,286,463.055 / 8.44%
	ADVANCED SERIES TRUST AST QUANTITATIVE MODELING PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,416,872.925 / 6.21%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,185,685.396 / 5.62%
AST High Yield Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,955,372.209 / 38.23%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	7,316,289.545 / 25.53%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,902,600.392 / 10.13%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,729,759.713 / 9.53%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,784,946.592 / 6.23%
AST Core Fixed Income Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY	ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST	165,108,743.113 / 56.54%
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	94,643,832.137 / 32.41%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY	655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	19,469,063.238 / 6.67%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of each of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights that follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the Target Portfolios and the Acquiring Portfolio for the fiscal year ended December 31, 2023 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2024, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST Global Bond Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$11.33		$10.65	$12.14	$12.31	$11.79	$11.02
Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.30	0.11	0.06	0.07	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)		0.38	(1.60)	(0.23)	0.45	0.66
Total from investment operations	(0.03)		0.68	(1.49)	(0.17)	0.52	0.77
Capital Contributions	—		—	—	—	—	—	(b)(c)
Net Asset Value, end of period	$11.30		$11.33	$10.65	$12.14	$12.31	$11.79
Total Return(d)	(0.26)%		6.29%	(12.19)%	(1.46)%	4.50%	6.99	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$695		$655	$318	$462	$4,070	$2,556
Average net assets (in millions)	$705		$342	$357	$2,352	$2,305	$2,277
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.84	%(g)	0.84%	0.84%	0.84%	0.88%	0.90%
Expenses before waivers and/or expense reimbursement	0.94	%(g)	1.01%	1.03%	0.90%	0.90%	0.90%
Net investment income (loss)	3.37	%(g)	2.74%	0.96%	0.53%	0.58%	0.96%
Portfolio turnover rate(h)(i)	182%		289%	278%	287%	174%	78%

(a)	Calculated based on average shares outstanding during the period.
(b)	Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.
(c)	Amount rounds to zero.
(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.
(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	Annualized.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)	The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST High Yield Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$12.15		$10.99	$12.42	$11.68	$11.38	$9.87
Income (Loss) From Investment Operations:
Net investment income (loss)	0.38		0.67	0.58	0.51	0.57	0.64
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.10)		0.49	(2.01)	0.23	(0.27)	0.87
Total from investment operations	0.28		1.16	(1.43)	0.74	0.30	1.51
Capital Contributions	—		—	—	—	—	—	(b)(c)
Net Asset Value, end of period	$12.43		$12.15	$10.99	$12.42	$11.68	$11.38
Total Return(d)	2.30%		10.56%	(11.51)%	6.34%	2.64%	15.30	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$371		$295	$347	$653	$842	$654
Average net assets (in millions)	$390		$301	$428	$768	$606	$672
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.85	%(g)	0.85%	0.85%	0.85%	0.87%	0.88%
Expenses before waivers and/or expense reimbursement	0.91	%(g)	0.93%	0.89%	0.86%	0.87%	0.88%
Net investment income (loss)	6.20	%(g)	5.86%	5.05%	4.21%	5.17%	5.92%
Portfolio turnover rate(h)	27%		30%	39%	44%	72%	59%

(a)	Calculated based on average shares outstanding during the period.
(b)	Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.
(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	Annualized.
(h)	The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST Core Fixed Income Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$13.23		$12.44	$14.86	$15.20	$14.06	$12.52
Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.47	0.34	0.25	0.35	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.33)		0.32	(2.76)	(0.59)	0.79	1.11
Total from investment operations	(0.07)		0.79	(2.42)	(0.34)	1.14	1.54
Capital Contributions	—		—	—	—	—	—	(b)(c)(d)
Net Asset Value, end of period	$13.16		$13.23	$12.44	$14.86	$15.20	$14.06
Total Return(e)	(0.53)%		6.35%	(16.29)%	(2.24)%	8.11%	12.30	%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,901		$3,980	$3,882	$2,303	$4,312	$3,747
Average net assets (in millions)	$3,894		$3,860	$4,299	$3,366	$3,729	$3,960
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.68	%(h)	0.68%	0.69%	0.77%	0.77%	0.75%
Expenses before waivers and/or expense reimbursement	0.73	%(h)	0.72%	0.73%	0.77%	0.77%	0.77%
Net investment income (loss)	3.99	%(h)	3.73%	2.57%	1.68%	2.40%	3.25%
Portfolio turnover rate(i)(j)	127%		315%	408%	106%	234%	235%

(a)	Calculated based on average shares outstanding during the period.
(b)	Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.
(d)	Amount rounds to zero.
(e)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.
(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	Annualized.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)	The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Additional Information About the Acquiring Portfolio

[CODE]

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of [December 18, 2024]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

As of the date hereof, AST on behalf of Acquiring Portfolio and other series of AST ("Other Target Portfolios") is entering into plans of reorganization pursuant to which Acquiring Portfolio will acquire all the assets and assume all the liabilities of each Other Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio, and each Other Target Portfolio will distribute such Acquiring Portfolio Shares to the shareholders of the Other Target Portfolio in complete liquidation of such Other Target Portfolio (each such transaction an "Other Reorganization").

The Reorganization[, together with the Other Reorganizations,] is intended to be treated as a "partnership merger" under Section 708 of the Internal Revenue Code of 1986, as amended, (the "Code") and the U.S. Treasury regulations promulgated thereunder, pursuant to which the combined Portfolio is treated as a continuation of the Portfolio [(including the Other Target Portfolios)] that has the greater [greatest] net asset value on the Closing Date, as defined below, (the "Continuing Portfolio") and the other Portfolio[s] is [are] treated as terminating (the "Terminating Portfolio[s]").

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.            Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)          Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all of the liabilities of the Target Portfolio, as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)          The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)          Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)          Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

2.            Valuation.

(a)          The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)          The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)          The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.            Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [February 10, 2025], or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.            Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)          The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)          AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)          The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024, present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)          AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)          AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)           The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)          The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)          The Target Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Target Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Target Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)           At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)           Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)           The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.            Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)          The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)          AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio Shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)          The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)          AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)          AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)          The Acquiring Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)          The Acquiring Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Acquiring Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Acquiring Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(h)          The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(i)           At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)           Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(k)          There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(l)           The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(m)          AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Code Section 817(h) at the end of each tax quarter.

6.            Intentions of AST on behalf of the Portfolios.

(a)          At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)          AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)          AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)          AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)          AST intends that, by the Closing, each Portfolio's U.S. federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all U.S. federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)          AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)          AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.            Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)          That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)          That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)          That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)          That there shall be delivered to AST on behalf of the Portfolios an opinion from Ropes & Gray LLP, in form and substance satisfactory to AST, substantially to the effect that (i) the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio treated as transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property), and (ii) the Continuing Portfolio's holding periods in the assets treated as received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact. Such opinion will be based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and will be subject to certain qualifications.

(e)          That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)          That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.            Expenses.

(a)          AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)          All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by [PGIM Investments LLC/AST Investment Services Inc.] or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.            Termination; Postponement; Waiver; Order.

(a)          Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)          If the transactions contemplated by this Plan have not been consummated by [December 31, 2025], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)          In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)          At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)          If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.          Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.          Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.          Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST
on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez,

By:
Assistant Secretary	Title:
ADVANCED SERIES TRUST
on behalf of the Target Portfolio listed in Schedule A

Attest: Melissa Gonzalez,

By:
Assistant Secretary	Title:

Schedule A

Target Portfolio	Acquiring Portfolio
[Target Portfolio Name]	AST Core Fixed Income Portfolio

Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

For purposes of this Exhibit B, references to "the Portfolio" refer to the Acquiring Portfolio.

Purchasing and Redeeming Portfolio Shares

Investments in the Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus/Proxy Statement, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of portfolios.

The Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request are described in further detail in the prospectus for the applicable Contract. However, it may take the Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under normal circumstances, the Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). The Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Portfolio's holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolio's use of redemptions in-kind is discussed below.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent the Portfolio invests in foreign securities, the Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent the Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, the Portfolio may also constitute an effective vehicle for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Portfolio are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Portfolio determines its NAV.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, the Portfolio's current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolio as underlying investment options for Contracts.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

To determine the Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price ("NOCP") on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolio, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Distributor & Distribution Arrangements

The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. The class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PAD's principal business address is 1 Corporate Drive, Shelton, Connecticut 06484.

The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution ("12b-1") fee for the Portfolio's shares is 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

PAD may receive payments from certain subadvisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

US Federal Income Taxes

The Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a "publicly traded partnership" as defined in Section 7704 of the Code for US federal income tax purposes. If the Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of the Portfolio's treatment as a partnership that is not a publicly traded partnership, the Portfolio is generally not itself subject to US federal income tax. Instead, the Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the shareholders of the Portfolio, generally the investing portfolios (without regard to whether such corresponding amounts are distributed from the Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

The shares of the Portfolio are owned by the investing portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the investing portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.

The Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations promulgated thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If the Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through the Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in the Portfolio, including the application of US federal, state, local and non-US taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolio as an investment option. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolio.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', ASTIS', the subadviser's or PAD's participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the subadviser and PAD, depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolio as an investment option.

Index Description

Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an unmanaged, market-value weighted index comprised of taxable US investment grade, fixed rate bond market securities, including government, government agency, corporate, asset-backed, and mortgage-backed securities between one and 10 years. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 30, 2024

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated October 30, 2024

655 Broad Street
Newark, New Jersey 07102

Reorganizations of AST Global Bond Portfolio and AST High Yield Portfolio into the AST Core Fixed Income Portfolio

This Statement of Additional Information (the "SAI") relates to the combined Prospectus/Proxy Statement for the Reorganizations of each of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust") into the AST Core Fixed Income Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a separate series of the Trust, dated October 30, 2024 (such combined Proxy Statement and Prospectus being referred to herein as the "Prospectus/Proxy Statement").

Target Portfolio	Referred to Herein As
AST Global Bond Portfolio	Global Portfolio
AST High Yield Portfolio	High Yield Portfolio

The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund. The Global Portfolio was organized in Massachusetts and launched on July 13, 2015. The High Yield Portfolio was organized in Massachusetts and launched on January 4, 1994. The Acquiring Portfolio was organized in Massachusetts and launched on November 19, 2007. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

This SAI relates specifically to the proposed transfer of all of the Target Portfolios' assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the liabilities of each Target Portfolio, and (ii) the Acquiring Portfolio's issuance to each of the Target Portfolios of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, each Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their applicable Target Portfolio shares. A vote in favor of the Plan of Reorganization (the "Plan") by the shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the applicable Target Portfolio and the termination of such Target Portfolio as a separate series of the Trust. The acquisition of all of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization," and these transactions are collectively referred to herein as the "Reorganizations." If shareholders of each Target Portfolio approve the applicable Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio and each Target Portfolio will liquidate.

This SAI consists of: (i) this Cover Page, (ii) the information set forth below, and (iii) the following described documents, each of which is incorporated herein by reference and accompanies this SAI:

●	The Statement of Additional Information for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;
●	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 033-24962; and
●	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 033-24962.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the "SEC") maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding the Trust.

STATEMENT OF ADDITIONAL INFORMATION

Page No.
Supplemental Financial Information	S-1
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-2

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the "Comparison of Investment Management Fees and Total Fund Operating Expenses" sections of the Prospectus/Proxy Statement.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Portfolio are not included in this SAI.

Following the Reorganizations, the Acquiring Portfolio will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

The Reorganizations will not result in a material change to each Target Portfolio's investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by each Target Portfolio is eligible to be held by the Acquiring Portfolio. However, it is anticipated that approximately 97.4% of the Global Portfolio's holdings and 99.5% of the High Yield Portfolio's holdings will be aligned or sold and the proceeds invested in securities that the Acquiring Portfolio wishes to hold. Each Target Portfolio will bear its own transaction costs related to the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be $333,000 of Global Portfolio's net assets (0.048%) and $184,000 of High Yield Portfolio's net assets (0.049%).

There are no material differences in the accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE
ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Introduction

Additional information relating specifically to the Acquiring Portfolio and the Combined Portfolio is set forth below.

Subadvisory Agreements for the Acquiring Portfolio and the Combined Portfolio

PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") both serve as investment managers of the Acquiring Portfolio and will serve as the investment managers to the Combined Portfolio. PGIM Fixed Income ("PGIM FI")/PGIM Limited ("PGIML"), Wellington Management Company LLP ("Wellington"), Western Asset Management Company, LLC / Western Asset Management Company Limited (collectively, "Western Asset"), and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the subadvisers to the Acquiring Portfolio.

The Manager has entered into subadvisory agreements with each of the subadvisers referenced above pursuant to which the Manager (and not the Acquiring Portfolio or the Combined Portfolio) pays each subadviser the annualized fees shown below.

Subadvisers	Contractual Subadvisory Fee Rates*
PGIM Fixed Income/PGIM Limited	0.130% of average daily net assets
Wellington Management Company LLP	0.115% of average daily net assets on the first $1 billion; 0.090% of average daily net assets on the next $2 billion; 0.080% of average daily net assets over $3 billion
Western Asset Management Company, LLC ("WAMCO") / Western Asset Management Company Limited ("WAML")	0.160% of average daily net assets
J.P. Morgan Investment Management, Inc	0.122% of average daily net assets

*Notes to Contractual Subadvisory Fee Rates:

Wellington: Wellington has agreed to a voluntary subadvisory fee waiver arrangement based on the aggregate net assets of the Acquiring Portfolio and other portfolios managed by Wellington as follows:

Combined Annualized Subadviser Fees: Up to $15 million - 2.5% Fee Reduction; $15 million to $20 million - 5% Fee Reduction; $20 million to $25 million - 7.5% Fee Reduction; $25 million to $30 million - 10% Fee Reduction; and over $30 million - 12.5% Fee Reduction.

Western Asset: For purposes of calculating the subadvisory fee payable to Western Asset with respect to the Acquiring Portfolio, the assets managed by WAMCO in the Acquiring Portfolio will be aggregated with the assets managed by WAML in the Acquiring Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the Acquiring Portfolio, the assets managed by WAML in the Acquiring Portfolio will be aggregated with the assets managed by WAMCO in the Acquiring Portfolio.

Franklin Templeton and affiliated investment advisors (ClearBridge Investments, LLC ("ClearBridge"), Putnam Investment Management, LLC ("Putnam"), and Western Asset Management Company, LLC/Western Asset Management Company Limited (collectively, "Western Asset")): For purposes of calculating the advisory fee payable to any Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) managed portfolio/sleeves, the advisory fee will be greater of:

(a) aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion - 0%; between $2 - $4 billion – 5%; between $4 -$5 billion – 10%; between $5-$10 billion – 15%; and over $10 billion – 20%; or

(b) Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

J.P. Morgan: J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of 10% is applied based on the combined average daily net assets of the J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership— Acquiring Portfolio and Combined Portfolio

The following table sets forth information about the Acquiring Portfolio, the Combined Portfolio and accounts other than the Acquiring Portfolio and the Combined Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of [September 30, 2024]. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of [September 30, 2024].

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC (Strategic Investment Research Group)	Rick Babich
Jeffrey Peasley
PGIM FI*	Richard Piccirillo
Gregory Peters
Matthew Angelucci, CFA
Tyler Thorn
Wellington	Joseph F. Marvan, CFA	[TO BE FILED BY AMENDMENT]
Campe Goodman, CFA
Robert D. Burn, CFA
Jeremy Forster
Western Asset	Michael Buchanan
Mark S. Lindbloom
Julien A. Scholnick
Frederick Marki
J.P. Morgan	Richard Figuly
Justin Rucker
Edward Fitzpatrick
Andy Melchiorre

* PGIM FI is a business unit of PGIM, Inc. PGIML, an indirect wholly-owned subsidiary of PGIM, Inc., also serves as subadviser to the Acquiring Portfolio and the Combined Portfolio.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC ("PGIM Investments")

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

●	Attract and reward highly qualified employees
●	Align with critical business goals and objectives
●	Link to the performance results relevant to the business segment and Prudential
●	Retain top performers
●	Pay for results and differentiate levels of performance
●	Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest ⅓ per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

PGIM, Inc. ("PGIM Fixed Income")

COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income's long-term incentive plans, is primarily based on such person's contribution to PGIM Fixed Income's goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional's qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited ("PGIM Fixed Income (U.K.)") has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom's Investment Firms Prudential Regime ("IFPR") and governs the remuneration of PGIM Fixed Income (U.K.) staff and "material risk takers" of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.

An investment professional's annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income's operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;
●	the number of investment professionals receiving a bonus and related peer group compensation;
●	financial metrics of the business relative to those of appropriate peer groups; and
●	investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income's investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income's investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle.  An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.   Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

CONFLICTS OF INTEREST.  Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business.  PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

●	elimination of the conflict;
●	disclosure of the conflict; or
●	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers.  PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies.  PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income's side-by-side management of multiple accounts can create conflicts of interest.  Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●	Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
●	Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income's affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing "seed capital" for a fund or account. Managing "seeded" accounts alongside "non-seeded" accounts creates an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income's affiliated investment advisers from time to time allocate their asset allocation clients' assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●	Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income's strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
●	Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
●	Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income's trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
●	Investment at different levels of an issuer's capital structure - There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer's capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invests client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
●	When PGIM Fixed Income invests client assets in different levels of an issuer's capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
●	Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds ("ETFs"), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income's long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
●	Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client's consent. In some cases, when such a client requests additional information prior to giving its consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●	Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income's investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy's portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the Chief Investment Officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

●	In keeping with PGIM Fixed Income's fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income's trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income's trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income's side-by-side management and trading so that it may assess and improve its processes.
●	PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income's Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization.  PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers.  Some of its employees are officers of and/or provide services to some of these affiliates.

●	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
●	Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income's products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
●	Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide "seed capital" or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
●	The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate's redemption than it is at times when other investors may wish to withdraw all or part of their interests.
●	In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
●	PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
●	Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income's affiliated insurance companies (the "Insurance Affiliates"), trading by these general accounts, including PGIM Fixed Income's trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income's client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
●	PGIM Fixed Income's affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
●	PGIM Fixed Income's affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:
●	Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income's clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See "Investment at different levels of an issuer's capital structure" above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer's capital structure.

●	To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income's interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
●	Certain of PGIM Fixed Income's affiliates' directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

●	At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
●	In certain instances, PGIM Fixed Income's ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information ("MNPI"), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
●	PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower's capital structure by remaining "public" on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
●	PGIM Fixed Income's holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income's clients and prospective clients retain investment consultants (including discretionary investment managers and Outsourced Chief Investment Officer (OCIO) providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants. PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant's clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client's investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client's relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client's account. For example, accounts of certain clients (including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA)) can be restricted from investing in securities issued by the client's consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers.  PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income's funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship.  PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa.  There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client's best interests. In addition, unless otherwise instructed by clients, fees are calculated from custodian and/or administrator pricing and not our internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. WPGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income's portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income's long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income's targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy.  These quarterly investment strategy review meetings generally are also attended by one or both of our co-Chief Investment Officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income's employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises.  Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds.  There is an incentive for PGIM Fixed Income's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it.  In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading.  Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income's personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships.  Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income's personal conflicts of interest and outside business activities policy.  Actual and potential conflicts of interest are analyzed during such approval process.  PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Wellington Management Company LLP ("Wellington Management")

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2023.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Portfolio's managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the "Investment Professional") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a Partner) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals' experience and performance in their role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional's incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs, Burn, Garabedian, Goodman, Hand, Illfelder, and Marvan are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
AST Core Fixed Income Portfolio	Bloomberg US Aggregate Index

Potential Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio's managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (Investment Professionals) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Burn, Forster, Goodman, Hand, Harvey, Marvan, and Meyi also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Western Asset Management Company, LLC
Western Asset Management Company Limited – UK  (collectively, "Western Asset")

COMPENSATION.

At Western Asset, one compensation methodology covers all employees, including investment professionals.

Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The Firm's compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

●	Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
●	The incentive bonus is based on one's individual contributions to the success of one's team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
●	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

●	Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by the review process.

CONFLICTS OF INTEREST.

Policy

All investment advisory firms owe a fiduciary duty to their clients. In its role as a fiduciary, the Firm endeavors to eliminate and/or mitigate conflicts and potential conflicts of interest from all areas of the Firm's business and to disclose all material conflicts to clients. While specific Firm policies may address specific conflicts of interest, Western Asset employees shall not take advantage of their knowledge or position to place their interests ahead of Western Asset clients at any time. Western Asset employees also must avoid activities, interests or associations outside of their work at the Firm that might interfere with, or give the appearance of interfering with, their ability to act in the best interest of the Firm and its clients or the employee's ability to act in the best interest of the Firm and its clients or the employees' ability to perform their work for the Firm and its clients objectively and effectively. Western Asset has adopted a variety controls such as policies, procedures, and oversight mechanisms in order to address conflicts and potential conflicts of interest that may arise in the course of Western Asset's business as an investment adviser.

While no policy or procedure will ever address every potential conflict of interest, there are common areas of potential conflict due to the inherent intersection of personal conduct and client or Firm interests such as gifts and entertainment, personal trading, personal investments with business contacts, political contributions, and outside business activities. Conflicts are generally addressed within this Conflicts of Interest policy, but certain potential conflicts such as gifts and entertainment, personal trading and personal investments with business contacts are addressed in separate compliance policies and procedures.

Political Contributions

Background

Rule 206(4)-5 under the Advisers Act addresses political contributions by investment advisers and prohibits an investment adviser from earning fees by providing advisory services to a US state or local government entity for two years after the adviser or certain employees of the adviser makes a contribution to certain elected officials or candidates. The goal of the rule is to address so called "pay-to-play" arrangements where an adviser or its employees makes a political contribution to a candidate or incumbent in exchange for an award of business. The rule is intended to cover contributions to candidates and incumbents at the state and local government level, but does not cover federal elections unless a state official is running for federal office.

In addition, some states and public clients have adopted their own rules on political contributions that apply as a matter of law or contract. If not careful, these requirements may cause Western Asset to provide services without compensation, bar Western Asset from doing business, force Western Asset to resign from an existing mandate, or subject Western Asset to fines and penalties for non-compliance. Investment advisers that, directly or indirectly, use political or charitable contributions in an effort to influence a fiduciaries' decision to hire or retain the firm (i.e., "pay-to-play") risk suffering significant legal sanctions and harm to their business and reputation from such practices.

Policy

As a general matter, neither Western Asset nor any Western Asset employee may make any political contributions to influence a government entity, official or candidate to hire or retain Western Asset or a Franklin Resources affiliate as investment adviser, invest or maintain an investment in any fund advised or sub-advised by Western Asset or a Franklin Resources affiliate, or influence Western Asset's access to or allocation of securities issued by that government entity. In addition, neither Western Asset nor Western Asset's employees may make political contributions with the intent to accomplish something indirectly that would be otherwise prohibited directly.

For purposes of this policy, all Western Asset employees and their immediate family are required to pre-clear all political contributions made to any candidate (both those that are successful and those that are unsuccessful) or incumbent for any elective office at any level of government in the United States through designated individuals in the Regulatory Affairs Group. This includes all federal, state and local contributions, but does not include contributions to political action committees, political parties, charitable organizations or social welfare organizations. Once pre-cleared, employees must confirm the details of the contribution if made including the name of the candidate, the office, and the date and amount of the contribution. Contributions may not be made to a political action committee or political party or charity or social welfare organization to make a contribution to a particular candidate through indirect means that would otherwise require pre-clearance if made directly.

If Western Asset or certain employees make political contributions to candidates or officeholders, Western Asset may not earn fees for providing services to certain related government entities for a period of two years from the date of the contribution. The Regulatory Affairs Group shall maintain a list of employees (known as "covered associates") whose political contributions could potentially trigger the requirement to forgo fees.

The requirement to forgo fees also applies to contributions made by any new hire being hired to a "covered associate" position or existing employee being transferred into a "covered associate" position during the two years prior to the date they become a "covered associate".

When considering a pre-clearance request, the Regulatory Affairs Group shall be mindful of the SEC Rule parameters which consider political contributions to be above a de minimis level if they exceed in the aggregate in any election cycle either $350 to individuals for whom the employee is entitled to vote or $150 to individuals for whom the employee is not entitled to vote. Contributions in amounts above these levels may trigger a requirement for Western to forgo fees from relevant government clients, both current and future. Approvals of contributions in excess of these levels for all employees will be made sparingly in light of the consequences of a political contribution that causes Western Asset to forgo fees.

For purposes of this policy, "political contributions" means anything of value given to a candidate or incumbent, including both monetary and non-monetary things of value, made for the purpose of influencing an election, paying a debt incurred by a campaign, or paying for transition or inaugural expenses for a successful candidate. Gifts (i.e., birthday, anniversary, etc.) or other non-cash goods given to candidates or incumbents for state, local or federal offices are not permitted because they may be deemed to be "political contributions" and become subject to applicable limits. However, if an employee donates their time through means such as volunteering, giving speeches, etc. to support a candidate or incumbent, no reporting or pre-clearance is required. If an employee serves in an official capacity on behalf of a campaign or candidate or volunteers in a role that coordinates fund-raising for a campaign or candidate, employees should be very mindful that such activities may be viewed as contributions or may otherwise raise potential conflicts of interest. Employees engaging in such activities are encouraged to discuss with the Regulatory Affairs Group to ensure that any attendant risks are identified and addressed. In addition, no staff may utilize any of Western Asset's stationary (i.e., letterhead, envelopes, etc.) for political activities or state that Western Asset supports a particular candidate or incumbent.

Serving as a Director

Policy

No Western Asset employee may serve on the board of directors of any public company or mutual fund without prior consent from both the General Counsel of Franklin Resources and Western Asset's General Counsel or Global Chief Compliance Officer. Approval is not required to serve on the board of Western Asset or a mutual fund or other pooled investment vehicle sponsored or promoted by Franklin Resources, Western Asset or its affiliates.

For service on the boards of private companies, prior written authorization of Western Asset's General Counsel or Global Chief Compliance Officer is required. The Firm shall evaluate such roles to determine whether the company is or could become an appropriate investment for client accounts and whether the company is likely to go public in the foreseeable future. Such evaluation may result in the employee being required to forego their director role based on the actual or potential conflicts of interest that may exist. If approval is granted and such company contemplates going public, the employee must notify the Regulatory Affairs Group as soon as reasonably feasible and must resign that position prior to going public. In addition, if authorized, appropriate safeguards and procedures may be implemented through information barriers or other means to prevent the employee from making investment decisions or recommendations with respect to that company.

Serving as a director or in a similar capacity for a non-profit organization is permitted without prior pre-clearance, but staff must ensure that such a role does not interfere with their Western Asset responsibilities or otherwise raise conflicts.

For either private company or non-profit roles, staff exercising their duties must ensure they are not in a position to decide whether Western Asset directly or indirectly obtains or retains that entity as a client or investor. If such activity conflicts with, or may reasonably be anticipated to conflict with, the interest of Western Asset or its fiduciary duty to its clients, the staff will be required to discontinue the activity.

Personal Trading

A potential conflict exists between the interests of Western Asset clients and its employees' personal investment activities. This conflict may take shape in a variety of ways, including the particular trades employees execute and the volume of the employees trading. Specific trades may interfere with the Firm's ability to trade on behalf of its clients, may risk the appearance of inappropriately taking advantage of client or Firm information or may risk the appearance of gaining personal benefit due to the employee's role at Western Asset. In addition, high volumes of personal trading may raise concerns that an employee's energies and interests are not aligned with client interests. Further requirements regarding personal trading are outlined in Western Asset's Code of Ethics and the Firm's policy on Personal Investments with Business Contacts.

Outside Business Activities

Policy

Employees' personal activities, associations or functions may create potential conflicts of interest. The personal interests of Western Asset personnel must not be placed improperly before the interests of the Firm or its clients. Outside business activities broadly include becoming employed by any other person or entity, receiving compensation from any other person or entity, or servicing as an officer, director or partner of another entity. Even if not technically included within this definition, all Western Asset employees should be mindful of their personal activities and associations and the potential conflicts of interest that arise for the Firm and its clients. Any employee engaging in outside business activity involving a financial services industry (i.e., banking, securities, brokerage, insurance, etc.) is required to receive pre-clearance from either the General Counsel or Global Chief Compliance Officer. Note also the requirements for prior approval described above relating to service as a director for private companies and non-profit organizations.

Gifts and Entertainment

Background

A potential conflict of interest arises when an employee is in a position where his or her decision-making is or could be influenced by gifts or entertainment received from a particular client, vendor, broker or other third party. Clients and regulators expect investment advisers to avoid conflicts of interests in light of the fiduciary duty an investment adviser owes to its clients. Receipt of material gifts or entertainment from persons associated with outside parties that do or desire to business with an investment adviser could create conflicts of interest.

Policy

To avoid conflicts or potential conflicts, Western Asset employees may not keep gifts or accept entertainment from a business contact ("Business Contact") other than those of a nominal value. Business Contacts are considered entities or persons associated with any entity that is a client, potential client, vendor, broker or other third party that has or has the potential to have a business relationship with Western Asset. Only individuals that are personally in a position to do business or influence the conduct of business with Western Asset are considered Business Contacts. Acceptance of extraordinary or extravagant gifts or entertainment from a Business Contact is not permitted.

If an employee receives a gift from a Business Contact that the employee knows or should know exceeds $200 in value, the gift must be declined, returned or contributed to Western Asset to be raffled or otherwise disposed. No employee may ever accept cash or cash equivalents (such as gift certificates or gift cards).

Entertainment is considered to include any events after business hours where the Business Contact assumes the cost of the event. Such events include, but are not limited to dinners, attendance at sporting events, theatrical events, and social outings (such as cocktail hours and golf outings). The Business Contact must be present in order for the event to be considered "entertainment" – otherwise the benefit received by the employee (such as tickets to an event) would be considered a gift and should be analyzed accordingly. The following requirements apply to entertainment events:

●	If an employee attends an entertainment event where the Business Contact assumes the cost the employee must obtain or estimate the value of the event in all cases. If the employee cannot value the entertainment event or obtain a value for it, the employee cannot accept it. Entertainment events with scarce supply require bid-side market valuation rather than market value for purposes of approval, reporting and reimbursement. The Global Chief Compliance Officer or General Counsel will be the final arbiter on questions of valuation. The employee must make a cash contribution for any amount in excess of $200 to Western Asset for use toward the Firm's charitable efforts.
●	Prior approval of a relevant member of senior management (i.e., senior management to whom the employee ultimately reports or similar) is required before an employee accepts the following entertainment events:
●	Any extravagant entertainment event (i.e., those involving a ticket or admission price in excess of $300) – as well as contribute any amount in excess of $200 to Western Asset for use toward the Firm's charitable efforts.
●	Any entertainment event outside the metropolitan area of Western Asset office locations. Further explicit approval is required for any such events that involve a member of the employee's family.
●	Relevant members of senior management have authority to make decisions regarding for their own conduct without obtaining prior approval from others.
●	Lunches taken with Business Contacts during business hours are not considered gifts or entertainment.

If the entertainment activity requires a hotel stay or use of transportation, Western Asset employees must pay their own transportation fares and lodging costs. Western Asset will continue to reimburse employees for legitimate business expenses with manager approval.

Employees may not participate in or accept more than six entertainment events per year per firm, company or entity, regardless of the number of different individuals that may represent a particular organization or entity. Each employee may not receive more than 25 total entertainment activities per calendar year.

Western Asset employees may not solicit gifts, invitations for entertainment events, or anything of value from any Business Contacts.

Personal gifts given to clients, employees of clients, other Western Asset employees, or persons/entities with whom Western Asset has a business relationship, and with whom the Firm employee also has a personal relationship, to recognize a personal event or holiday (i.e., birthday, wedding, new baby, etc.) are not subject to the guidelines set forth above.

The receipt of any adult entertainment as part of a business-related event is prohibited regardless of the value or cost.

Events or activities where Western Asset pays expenses associated with participation or the employee personally pays their own expenses are not considered to be entertainment events for purposes of this policy.

There may be circumstances where an employee is directed to participate in an entertainment event as part of the course and scope of their job functions and it would be inconsistent with the objectives of this policy to consider participating to involve a personal benefit. These are expected to be rare and require senior management approval and direction in advance, but such events are exempt from this policy in light of the facts, circumstances and risks.

Personal Investments with Business Contacts

Background

A potential conflict of interest arises when an employee is in a position where his or her decision-making is or could be influenced by a particular client, vendor, broker or other third party who does business with Western Asset. In particular, conflicts of interest may arise when a Western Asset employee is involved in a Personal Investment with investors that are associated with organizations that do business with Western Asset. Investments in private ventures or real estate may present potential conflicts due to the unique arrangements and incentives that may not exist for investments in publicly traded securities.

Policy

To avoid conflicts or potential conflicts, any Personal Investment, as defined below, knowingly made by a Western Asset employee together with a Western Asset Business Associate ("Business Associate") must be approved in advance. Business Associates are considered: (i) any client, potential client, vendor, broker or other third party that does or desires to do business with Western Asset, (ii) persons that are associated with those entities described in (i) above who are personally in a position to actually or potentially be involved in doing business with Western Asset, or (iii) entities controlled by persons described in (ii) above.

A "Personal Investment" is any investment: (a) in a non-publicly traded entity such as a joint venture, partnership, limited liability company, new or existing business or similar type of business enterprise, (b) in real estate, real property or in a new or existing business, or (c) in non-publicly traded securities or any type of restricted investment limited to persons who meet only particular sophistication or financial qualification criteria.

For Personal Investments with a Business Contact, prior written authorization of Western Asset's General Counsel or Global Chief Compliance Officer is required. Any approved investment must be re-submitted for approval if circumstances materially change or information provided in the course of obtaining approval becomes materially inaccurate.

In order to comply with the Department of Labor's position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

J.P. Morgan Investment Management Inc. ("JPMorgan")

POTENTIAL CONFLICTS.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates’ clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM ("Other Accounts") engage in short sales of the same securities held by a Portfolio, JPMIM could be seen as harming the performance of a Portfolio for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Portfolio invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Portfolio has also invested and these activities could have an adverse effect on the Portfolio. For example, if a Portfolio holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Portfolio (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Portfolio invests may use the proceeds of the Portfolio's investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Portfolio's results will suffer whereas the Other Account's performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Portfolio will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients. JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan's duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION. JPMIM's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the "Mandatory Investment Plan" or "MIP") and/or equity-based JPMorgan Chase Restricted Stock Units ("RSUs") with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee's pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:

●	Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
●	The scale and complexity of their investment responsibilities;
●	Individual contribution relative to the client's risk and return objectives;
●	Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
●	Adherence with JPMorgan's compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance ("ESG") factors that are intended to be assessed in investment decision- making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan's risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan's "MIP". In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager's pay with that of the client's experience/return.

For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee's respective manager and reviewed by senior management.

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMorgan's risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

●	Reducing or altogether eliminating annual incentive compensation;
●	Canceling unvested awards (in full or in part);
●	Clawback/recovery of previously paid compensation (cash and / or equity);
●	Demotion, negative performance rating or other appropriate employment actions; and
●	Termination of employment.

The precise actions we take with respect to accountable individuals are based on circumstances including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

In evaluating each portfolio manager's performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Name of Portfolio	Benchmark
AST Core Fixed Income Portfolio	Bloomberg US Aggregate Bond Index

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Advanced Series Trust (the "Trust") shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant's Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Subadvisers' indemnification of the Manager and its affiliated and controlling persons, and the Manager's indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Subadvisory Agreement filed herewith or incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a)(i) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant's Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the "Registration Statement"), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(a)(ii) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None

(4) The form of Plan of Reorganization for the reorganizations of the AST Global Bond Portfolio and AST High Yield Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a)(i) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.) and Prudential Investments LLC (now known as PGIM Investments LLC) for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(a)(ii) Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investment Services Inc., dated September 27, 2024. Filed herewith.

(6)(b)(i) Contractual investment management fee waiver and/or contractual expense cap for AST Core Fixed Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 188 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2023, and is incorporated herein by reference.

(6)(b)(ii) Contractual investment management fee waiver and/or contractual expense cap for AST High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 190 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(6)(b)(iii) Contractual investment management fee waiver and/or contractual expense cap for the AST Core Fixed Income Portfolio and the AST High Yield Portfolio. Filed herewith.

(6)(c)(i) Investment Management Agreement among the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(6)(c)(ii) Amendment to Investment Management Agreement, among the Registrant and PGIM Investments LLC, dated December 11, 2023. Filed as an exhibit to Post-Effective Amendment No. 190 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(6)(d)(i) Contractual investment management fee waiver and/or contractual expense cap for AST Global Bond Portfolio. Filed as an exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on November 17, 2022, and is incorporated herein by reference.

(6)(d)(ii) Contractual investment management fee waiver and/or contractual expense cap for the AST Global Bond Portfolio. Filed herewith.

(6)(e)(i) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Wellington Management Company LLP for the AST Wellington Management Global Bond Portfolio (now known as AST Global Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.

(6)(e)(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC and Wellington Management Company LLP for the AST Wellington Management Global Bond Portfolio (now known as the AST Global Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(f) Subadvisory Agreement between PGIM Investments LLC and AllianceBernstein L.P. for the AST Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(g)(i) Subadvisory Agreement between PGIM Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(g)(ii) Intercompany Investment Management Agreement (Sub-Subadvisory Agreement) between Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International for the AST Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(h) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), AST Investment Services, Inc. and J.P. Morgan Investments Management Inc. for the AST High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 188 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2023, and is incorporated herein by reference.

(6)(i) Sub-subadvisory Agreement dated November 23, 2015, between Prudential Investment Management, Inc. (now known as PGIM, Inc.) and Pramerica Investment Management Limited (now known as PGIM Limited) for the AST High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.

(6)(j)(ii) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company Limited for the AST Core Fixed Income Portfolio (formerly, AST Western Asset Core Plus Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(j)(ii) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company Limited for the AST Core Fixed Income Portfolio. Filed herewith.

(6)(k)(i) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company, LLC for the AST Core Fixed Income Portfolio (formerly, AST Western Asset Core Plus Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 181 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2020, and is incorporated herein by reference.

(6)(k)(ii) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company, LLC for the AST Core Fixed Income Portfolio. Filed herewith.

(6)(l)(i) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, PGIM, Inc. and PGIM Limited for the AST Core Fixed Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 187 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2022, and is incorporated herein by reference.

(6)(l)(ii) Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, PGIM, Inc. and PGIM Limited for the AST Core Fixed Income Portfolio. Filed herewith.

(6)(m) Subadvisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Inc.), PGIM Investments LLC and Wellington Management Company LLP for the AST Core Fixed Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 187 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2022, and is incorporated herein by reference.

(6)(n) Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc, and J.P. Morgan Investment Management Inc. for the AST Core Fixed Income Portfolio. Filed herewith.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(7)(b) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post- Effective Amendment No. 58 to the Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(b)(i) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) filed via EDGAR on June 29, 2005 (File No. 33-10649).

(9)(b)(ii) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 184 to the Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(11) Opinion and Consent of Ropes & Gray LLP, counsel for Registrant. Filed herewith.

(12) Opinion and Consent of Ropes & Gray LLP, counsel to Registrant, supporting tax matters and consequences to shareholders. To be filed by amendment.

(13)(a)(i) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(a)(ii) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(13)(a)(iii) Amendment dated February 5, 2024, to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 193 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2024, and is incorporated herein by reference.

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c)(i) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(c)(ii) Amendment dated February 25, 2013, to the Amended and Restated Participation Agreement dated June 8, 2005, among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(d)(i) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e)(i) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(e)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(f) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to the Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(g) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17)(i) Form of voting instruction card with respect to AST Global Bond Portfolio. Filed herewith.

(17)(ii) Form of voting instruction card with respect to AST High Yield Portfolio. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 30th day of September, 2024.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 30th day of September, 2024.

Signature	Title	Date

/s/ *Timothy S. Cronin	President and Principal Executive Officer
Timothy S. Cronin

/s/ * Susan Davenport Austin	Trustee
Susan Davenport Austin

/s/ * Sherry S. Barrat	Trustee
Sherry S. Barrat

/s/ * Jessica M. Bibliowicz	Trustee
Jessica M. Bibliowicz

/s/ * Kay Ryan Booth	Trustee
Kay Ryan Booth

/s/ * Stephen M. Chipman	Trustee
Stephen M. Chipman

/s/ * Robert F. Gunia	Trustee
Robert F. Gunia

/s/ * Thomas M. O'Brien	Trustee
Thomas M. O'Brien

/s/ * Christian J. Kelly		Chief Financial Officer (Principal Financial Officer)
Christian J. Kelly

/s/ * Elyse McLaughlin		Treasurer and Principal Accounting Officer
Elyse McLaughlin

*By:	/s/ Melissa Gonzalez	Attorney-in-Fact	September 30, 2024

* Pursuant to Power of Attorney filed herein as Exhibit 16.

Exhibits

Exhibit Number	Description

(6)(a)(ii)	Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investment Services Inc., dated September 27, 2024.

(6)(b)(iii)	Contractual investment management fee waiver and/or contractual expense cap for the AST Core Fixed Income Portfolio and the AST High Yield Portfolio.

(6)(d)(ii)	Contractual investment management fee waiver and/or contractual expense cap for the AST Global Bond Portfolio.

(6)(j)(ii)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company Limited for the AST Core Fixed Income Portfolio.

(6)(k)(ii)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Western Asset Management Company, LLC for the AST Core Fixed Income Portfolio.

(6)(l)(ii)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, PGIM, Inc. and PGIM Limited for the AST Core Fixed Income Portfolio.

(6)(n)	Subadvisory Agreement among PGIM Investments LLC, AST Investment Services, Inc, and J.P. Morgan Investment Management Inc. for the AST Core Fixed Income Portfolio.

(11)	Opinion and Consent of Ropes & Gray LLP, counsel for Registrant.

(14)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, of the Advanced Series Trust.

(16)	Power of Attorney.

(17)(i)	Form of voting instruction card with respect to AST Global Bond Portfolio.

(17)(ii)	Form of voting instruction card with respect to AST High Yield Portfolio.